UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-21928

Short-Term Bond Fund of America

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2021

Brian C. Janssen

Short-Term Bond Fund of America

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Short-Term Bond Fund of America® Annual report for the year ended August 31, 2021

Invest with care for
durable outcomes

Short-Term Bond Fund of America seeks to provide you with current income, consistent with the maturity and quality standards described in the prospectus, and preservation of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 and Class A shares at net asset value. If a sales charge (maximum 2.50% for Class A shares) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for the period ended September 30, 2021 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Class F-2 shares	0.10%	1.75%	1.24%
Class A shares (Reflecting 2.50% maximum sales charge)	–2.66	0.98	0.78

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratios are 0.40% for Class F-2 shares and 0.67% for Class A shares as of the prospectus dated November 1, 2021 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield for Class F-2 shares as of September 30, 2021, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 0.62%. The fund’s 12-month distribution rate for Class F-2 shares as of that date was 0.71%. The 30-day yield for Class A shares as of September 30, 2021, was 0.33%. The distribution rate for Class A shares as of that date was 0.43%. Class A share results reflect the 2.50% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a long-term perspective

4	Investment portfolio

19	Financial statements

46	Board of trustees and other officers

Fellow investors:

After COVID-19 spurred the first recession in more than a decade in 2020, investor optimism following the economic reopening propelled a strong recovery. While this sent stocks soaring, it also led bond yields to rise. Consequently, fixed income sectors saw mixed results over the fund’s fiscal year. For the 12 months ended August 31, 2021, Short-Term Bond Fund of America (STBF) returned 0.14%.

By comparison, the Bloomberg U.S. Government/Credit 1–3 Years ex BBB Index, a broad measure of the market in which the fund invests, gained 0.25%. Meanwhile, the Lipper Short U.S. Government Funds Average returned –0.15%. Results for other time periods are shown in the table below.

Investors who reinvested monthly dividends totaling 8 cents a share earned an income return of 0.76% over the past 12 months. For those who took their dividends in cash, the figure was 0.75%. The fund’s share price declined to $10.03 from $10.19.

Bond market overview

Results were mixed for bonds over the fund’s fiscal year, as different factors affected opposing ends of the risk spectrum. While credit thrived as riskier assets gained value amid the economic recovery, higher yields led to losses in most U.S. Treasury securities.

Although the Federal Reserve left short-term interest rates at approximately zero throughout the 12 months ending in August, broader bond market yields were livelier. As the period began, yields were near all-time lows for some maturities across the Treasury curve. While shorter term yields remained very low, some medium and longer term began to rise in early 2021. They receded somewhat but remained elevated compared to where the fiscal year began.

Results at a glance

For periods ended August 31, 2021, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since Class A inception on 10/2/06)

Short-Term Bond Fund of America (Class F-2 shares)[1]	0.14%	1.82%	1.24%	1.82%
Short-Term Bond Fund of America (Class A shares)	–0.13	1.57	1.04	1.61
Bloomberg U.S. Government/Credit (1–3 years ex BBB) Index[2]	0.25	1.83	1.35	2.25
Lipper Short U.S. Government Funds Average[3]	–0.15	1.39	0.88	1.88

[1]	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[2]	Bloomberg U.S. Government/Credit 1–3 Years ex BBB Index is a market value-weighted index that tracks the total return results of fixed-rate, publicly placed, dollar-denominated obligations issued by the U.S. Treasury, U.S. government agencies, quasi-federal corporations, corporate or foreign debt guaranteed by the U.S. government, and U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements, with maturities of one to three years, excluding BBB-rated securities. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. Source: Bloomberg Index Services Ltd.
[3]	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic, and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website. Source: Refinitiv Lipper.

Short-Term Bond Fund of America	1

Rates ultimately ending the period higher led the Bloomberg U.S. Treasury Index1 to finish lower, down 2.11%. However, inflation began creeping up in 2021. The Consumer Price Index (CPI) increased to 5.25% — the highest rate since 2008 — from a tame 1.31% a year earlier. That led Treasury Inflation-Protected Securities (TIPS), a subset of Treasuries that are pegged to the CPI, to return considerably more than the broader Treasury market. The Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index2 gained 5.56% over the fund’s fiscal year.

Riskier parts of the fixed income market, including corporate bonds, also fared well. Within that sector, high-yield bonds (those rated below BBB by the rating agencies) outpaced investment-grade bonds (rated BBB or higher). The Bloomberg U.S. Corporate High Yield Index3 gained 10.15%, while the Bloomberg U.S. Corporate Investment Grade Index4 gained 2.53%. Investor optimism also drove corporate spreads — the premium investors are paid for taking on credit risk compared to owning government securities — much tighter. Issuance was strong over the period with companies taking advantage of relatively cheap debt costs due to very low yields and corporate spreads.

Inside the portfolio

For a fund seeking to achieve strong capital preservation like STBF, an economic recovery can be challenging. Its relatively low risk investments, such as U.S. Treasuries, mortgage-backed securities and investment-grade corporate bonds that seek to add stability to an overall portfolio, rarely appreciate as rapidly as stocks. When riskier asset prices are rising, bond yields often rise too. The difficult environment was underscored by how low bond yields were as the fund’s fiscal year began, with the two-year Treasury yield at 0.13% — just above its historical low. However, strong sector investment decisions led the fund to achieve a positive return. It modestly beat its Lipper peer group average and slightly lagged its benchmark index after fees.

Assets from the securitized sector provided a notable lift to the fund during its fiscal year. Managers held allocations in mortgage bonds as well as commercial mortgage-and asset-backed securities, all of which enhanced relative returns. The index is not invested in this sector. Rising inflation also led TIPS to have a positive impact on the fund. Another bond sector not held by the index, this allocation was additive to relative results.

As yields were stable or rising throughout much of the period, the fund holding relatively less interest rate exposure than its benchmark provided a modest tailwind. However, specific concentrations of interest rate risk at different maturities along the Treasury curve resulted in a net negative impact.

Finally, the impact of credit was mixed. Less exposure to corporate bonds than the index detracted from relative returns during a period when credit rallied. However, well-chosen bond selections within investment-grade corporate bonds helped to offset the impact.

To manage duration and curve positioning, the fund used both cash bonds and derivatives such as interest rate swaps and futures. These derivatives are used primarily as a price-efficient way to shift interest rate exposure to varying maturities along the Treasury yield curve based on managers’ investment convictions.

Looking ahead

Although managers expect the recovery to proceed over the near to medium term, its pace is likely to slow, and the global economy could experience bumps along the way. The Delta variant has shown that the impact of COVID-19 is not yet behind us. However, fiscal and monetary conditions remain conductive to growth. Even as the Fed begins withdrawing support, it has communicated an intention to do so very gradually so as not to destabilize markets. Government spending also remains at a robust level, with Washington considering measures like new infrastructure spending.

Although yields look poised to rise over time, managers see supply and demand dynamics that should prevent very sharp increases. Consequently, they expect the portfolio to remain positioned with relatively less exposure to interest rate risk than the benchmark. They will also continue to hold an allocation to TIPS, as they believe these securities should retain value or rise further if elevated inflation proves more stubborn than markets are predicting.

Amid recovery, corporate bonds should continue to maintain strength. Yet, these bonds are not likely to experience the sharp credit spread tightening felt over the past fiscal year. That will make attractive opportunities harder to come by in this space. Managers will continue to leverage analyst research to seek opportunities for value in select corporate bonds.

When riskier asset valuations are at elevated levels, they become more sensitive to unforeseen economic shocks that could result in bouts of volatility. In this challenging time, Short-Term Bond Fund of America will continue to seek to provide capital preservation to an investors’ overall portfolio. We appreciate your support and trust.

Sincerely,

John R. Queen
President

October 13, 2021

For current information about the fund, visit capitalgroup.com.

[1]	Bloomberg U.S. Treasury Index includes public obligations of the U.S. Treasury, i.e., U.S. government bonds. Certain Treasury bills are excluded by a maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded.
[2]	Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index consists of investment-grade, fixed-rate, publicly placed, dollar-denominated and non-convertible inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, and have at least $250 million par amount outstanding.
[3]	Bloomberg U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment-grade debt.
[4]	Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment-grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.

2	Short-Term Bond Fund of America

The value of a long-term perspective

How a hypothetical $10,000 investment has grown (for the period October 2, 2006, to August 31, 2021, with dividends reinvested).

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 2.50% on the $10,000 investment¹; thus, the net amount invested was $9,750. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Class F-2 shares were first offered on October 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $500,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Source: Bloomberg Index Services Ltd. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[3]	Source: Refinitiv Lipper. Results of the Lipper Short U.S. Government Funds Average do not reflect any sales charges. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[4]	For the period October 2, 2006, commencement of operations, through August 31, 2007.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2021)

	1 year	5 years	10 years

Class F-2 shares	0.14%	1.82%	1.24%
Class A shares*	–2.62	1.05	0.78

*	Assumes payment of the maximum 2.50% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

Short-Term Bond Fund of America	3

Investment portfolio August 31, 2021

Portfolio by type of security	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	56.94%
AAA/Aaa	21.62
AA/Aa	6.85
A/A	8.61
Short-term securities & other assets less liabilities	5.98

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 94.02%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 55.25%
U.S. Treasury 48.16%
U.S. Treasury 1.625% 2021	$35,776	$35,962
U.S. Treasury 1.75% 2021	15,000	15,063
U.S. Treasury 2.625% 2021	50,000	50,371
U.S. Treasury 0.125% 2022	410,000	410,098
U.S. Treasury 0.125% 2022	310,000	310,133
U.S. Treasury 0.125% 2022	200,000	200,102
U.S. Treasury 0.125% 2022	135,000	135,066
U.S. Treasury 0.125% 2022	120,895	120,919
U.S. Treasury 0.125% 2022	80,000	80,036
U.S. Treasury 0.125% 2022	38,600	38,620
U.S. Treasury 0.125% 2022	26,000	26,013
U.S. Treasury 0.375% 2022	1	1
U.S. Treasury 1.50% 2022	235,500	238,681
U.S. Treasury 1.50% 2022	220,605	223,840
U.S. Treasury 1.625% 2022	243,665	248,411
U.S. Treasury 1.75% 2022	35,000	35,295
U.S. Treasury 1.875% 2022	19,480	19,855
U.S. Treasury 2.125% 2022	1,192	1,224
U.S. Treasury 0.125% 2023	528,000	527,990
U.S. Treasury 0.125% 2023	251,200	251,053
U.S. Treasury 0.125% 2023	155,152	154,667
U.S. Treasury 0.125% 2023	108,500	108,263
U.S. Treasury 0.125% 2023	102,500	102,444
U.S. Treasury 0.125% 2023	100,000	99,834
U.S. Treasury 0.125% 2023	85,000	84,887
U.S. Treasury 0.125% 2023	75,000	74,971
U.S. Treasury 0.125% 2023	11,500	11,498
U.S. Treasury 0.25% 2023	245,452	245,480
U.S. Treasury 0.25% 2023	171,086	171,313
U.S. Treasury 0.50% 2023	100,000	100,555
U.S. Treasury 1.375% 2023	10,000	10,181
U.S. Treasury 2.50% 2023	16,121	16,720

4	Short-Term Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 2.75% 2023	$98,795	$103,050
U.S. Treasury 0.125% 2024	525,580	523,537
U.S. Treasury 0.25% 2024	250,000	249,645
U.S. Treasury 0.25% 2024	174,014	173,533
U.S. Treasury 1.50% 2024	19,500	20,153
U.S. Treasury 1.75% 2024	39,000	40,636
U.S. Treasury 1.75% 2024	14,080	14,640
U.S. Treasury 2.25% 2024	50,000	52,536
U.S. Treasury 0.25% 2025	13,490	13,264
U.S. Treasury 0.25% 2025	5,000	4,931
U.S. Treasury 0.25% 2025	3,125	3,084
U.S. Treasury 0.375% 2025	35,000	34,761
U.S. Treasury 0.375% 2025	15,000	14,801
U.S. Treasury 0.50% 2025	70	70
U.S. Treasury 1.375% 2025	74,640	76,845
U.S. Treasury 0.375% 2026	29,065	28,654
U.S. Treasury 0.50% 2026	1,060	1,050
U.S. Treasury 0.75% 2026	75,000	75,059
U.S. Treasury 0.375% 2027	3,500	3,380
U.S. Treasury 0.625% 2027	3,500	3,420
U.S. Treasury 1.25% 2028	1,000	1,013
U.S. Treasury 0.625% 2030	2,000	1,899
U.S. Treasury 0.875% 2030	9,850	9,514
U.S. Treasury 1.125% 2031	1,569	1,548
U.S. Treasury 1.625% 2031	10,130	10,438
U.S. Treasury 1.375% 2040	1,400	1,295
U.S. Treasury 1.875% 2041[1]	1,465	1,475
U.S. Treasury 1.875% 2051[1]	1,010	995
		5,614,772

U.S. Treasury inflation-protected securities 7.09%
U.S. Treasury Inflation-Protected Security 0.125% 2022[2]	203,520	207,033
U.S. Treasury Inflation-Protected Security 0.125% 2022[2]	185,473	190,527
U.S. Treasury Inflation-Protected Security 0.125% 2025[2]	123,551	133,224
U.S. Treasury Inflation-Protected Security 0.125% 2026[2]	99,791	109,043
U.S. Treasury Inflation-Protected Security 0.125% 2031[2]	138,513	154,715
U.S. Treasury Inflation-Protected Security 0.125% 2031[2]	7,297	8,181
U.S. Treasury Inflation-Protected Security 0.125% 2051[1,2]	20,865	23,586
		826,309

Total U.S. Treasury bonds & notes		6,441,081

Mortgage-backed obligations 11.30%
Collateralized mortgage-backed obligations (privately originated) 6.17%
Angel Oak Mortgage Trust, Series 2019-3, Class A1, 2.93% 2059[3,4,5]	670	673
Argent Securities, Inc., Series 2005-W2, Class M1, 0.574% 2035[3,5]	3,663	3,668
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 2048[3,4,5]	5,755	5,765
Arroyo Mortgage Trust, Series 2019-1, Class A1, 3.805% 2049[3,4,5]	6,089	6,208
Arroyo Mortgage Trust, Series 2020-1, Class A1A, 1.662% 2055[3,4]	3,792	3,826
Bellemeade Re, Ltd., Series 2019-3A, Class M1A, 1.184% 2029[3,4,5]	6,459	6,463
BRAVO Residential Funding Trust, Series 2020-RPL2, Class A1, 2.00% 2059[3,4,5]	13,944	14,267
BRAVO Residential Funding Trust, Series 2020-RPL1, Class A1, 2.50% 2059[3,4,5]	10,749	11,022
Bunker Hill Loan Depositary Trust, Series 2019-2, Class A1, 2.879% 2049[3,4,5]	8,333	8,465
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 2030[3,4,5]	8,779	8,804
Cascade Funding Mortgage Trust, Series 2021-HB5, Class A, 0.801% 2031[3,4,5]	4,744	4,749
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 2036[3,4,5]	38,635	38,684
Cascade Funding Mortgage Trust, Series 2018-RM2, Class A, 4.00% 2068[3,4,5]	7,177	7,483
Citigroup Mortgage Loan Trust, Inc., Series 2020-EXP1, Class A1A, 1.804% 2060[3,4,5]	6,673	6,744
COLT Funding Mortgage Loan Trust, Series 2020-2, Class A1, 1.853% 2065[3,4]	4,082	4,104
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 2037[3,4]	4,111	4,269
Credit Suisse Mortgage Trust, Series 2018-J1, Class A2, 3.50% 2048[3,4,5]	642	657
Credit Suisse Mortgage Trust, Series 2019-RPL1, Class A1A, 3.65% 2058[3,4,5]	1,137	1,190
Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 2060[3,4,5]	10,831	11,050
Finance of America HECM Buyout, Series 2020-HB2, Class A, 1.71% 2030[3,4,5]	763	767
Finance of America HECM Buyout, Series 2021-HB1, Class A, 0.875% 2031[3,4,5]	4,361	4,365
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 2069[3,4]	18,127	19,953
Flagstar Mortgage Trust, Series 2021-5INV, Class A5, 2.50% 2051[3,4,5]	3,396	3,493

Short-Term Bond Fund of America	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
GS Mortgage-Backed Securities Trust, Series 2020-PJ4, Class A2, 3.00% 2051[3,4,5]	$1,323	$1,346
Homeward Opportunities Fund Trust, Series 2020-2, 1.657% 2065[3,4,5]	2,799	2,817
HSI Asset Securitization Corp. Trust, Series 2006-OPT2, Class M2, 0.669% 2036[3,5]	7,172	7,187
Hundred Acre Wood Trust, Series 2021-INV1, Class A3, 2.50% 2051[3,4,5]	2,515	2,574
JP Morgan Mortgage Acquisition Corp., Series 2006-HE1, Class A4, (1-month USD-LIBOR + 0.58%) 0.664% 2036[3,5]	2,014	2,017
JPMorgan Mortgage Trust, Series 2018-3, Class A1, 3.50% 2048[3,4,5]	48	48
JPMorgan Mortgage Trust, Series 2019-1, Class A3, 4.00% 2049[3,4,5]	206	210
JPMorgan Mortgage Trust, Series 2019-3, Class A3, 4.00% 2049[3,4,5]	140	141
JPMorgan Mortgage Trust, Series 2019-LTV1, Class A15, 4.00% 2049[3,4,5]	136	137
JPMorgan Mortgage Trust, Series 2020-8, Class A3, 3.00% 2051[3,4,5]	2,390	2,452
Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, 3.20% 2059[3,4,5]	15,637	15,717
Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 3.25% 2059[3,4,5]	22,444	22,595
Legacy Mortgage Asset Trust, Series 2020-GS4, Class A1, 3.25% 2060[3,4,5]	28,469	28,688
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 2061[3,4,5]	3,145	3,157
Mello Mortgage Capital Acceptance, Series 2021-INV1, Class A4, 2.50% 2051[3,4,5]	6,134	6,318
Mello Warehouse Securitization Trust, Series 2019-2, Class A, (1-month USD-LIBOR + 0.75%) 0.834% 2052[3,4,5]	32,448	32,494
Mello Warehouse Securitization Trust, Series 2019-2, Class B, (1-month USD-LIBOR + 0.95%) 1.034% 2052[3,4,5]	8,290	8,303
Mello Warehouse Securitization Trust, Series 2020-2, Class A, (1-month USD-LIBOR + 0.80%) 0.884% 2053[3,4,5]	16,998	17,038
Mello Warehouse Securitization Trust, Series 2020-1, Class A, (1-month USD-LIBOR + 0.90%) 0.984% 2053[3,4,5]	23,730	23,804
Mello Warehouse Securitization Trust, Series 2021-1, Class A, (1-month USD-LIBOR + 0.70%) 0.792% 2055[3,4,5]	9,750	9,760
Mello Warehouse Securitization Trust, Series 2021-2, Class A, (1-month USD-LIBOR + 0.75%) 0.834% 2055[3,4,5]	24,201	24,244
Metlife Securitization Trust, Series 2017-1A, Class A, 3.00% 2055[3,4,5]	864	885
Metlife Securitization Trust, Series 2018-1A, Class A, 3.75% 2057[3,4,5]	490	508
MFRA Trust, Series 2020-NQM1, Class A1, 1.479% 2065[3,4,5]	5,193	5,233
Mill City Mortgage Trust, Series 2016-1, Class A1, 2.50% 2057[3,4,5]	19	19
Mill City Mortgage Trust, Series 2019-3, Class A1, 3.489% 2058[3,4,5]	634	657
Mill City Mortgage Trust, Series 2019-GS2, Class A1, 2.75% 2059[3,4,5]	4,020	4,129
Mill City Mortgage Trust, Series 2019-1, Class A1, 3.25% 2069[3,4,5]	1,584	1,657
Mortgage Repurchase Agreement Financing Trust, Series 2020-5, (1-month USD-LIBOR + 1.00%) 1.095% 2023[3,4,5]	37,199	37,250
Mortgage Repurchase Agreement Financing Trust, Series 2020-4, (1-month USD-LIBOR + 1.35%) 1.445% 2023[3,4,5]	2,500	2,503
MRA Issuance Trust, Series 2021-8, Class A1X, (1-month USD-LIBOR + 1.15%) 1.246% 2021[3,4,5]	18,800	18,819
MRA Issuance Trust, Series 2020-10, Class A, (1-month USD-LIBOR + 1.70%) 1.786% 2022[3,4,5]	61,000	61,071
New Residential Mortgage Loan Trust, Series 2016-2, Class A1, 3.75% 2035[3,4,5]	443	476
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1, 3.75% 2055[3,4,5]	877	931
New Residential Mortgage Loan Trust, Series 2016-1A, Class A1, 3.75% 2056[3,4]	386	415
New Residential Mortgage Loan Trust, Series 2018-RPL1, Class A1, 3.50% 2057[3,4,5]	3,973	4,098
New Residential Mortgage Loan Trust, Series 2019-2A, Class A1, 4.25% 2057[3,4,5]	772	816
New Residential Mortgage Loan Trust, Series 2018-5A, Class A1, 4.75% 2057[3,4,5]	896	944
New Residential Mortgage Loan Trust, Series 2018-3A, Class A1, 4.50% 2058[3,4,5]	637	691
New Residential Mortgage Loan Trust, Series 2019-RPL3, Class A1, 2.75% 2059[3,4,5]	2,036	2,114
New Residential Mortgage Loan Trust, Series 2020-RPL1, Class A1, 2.75% 2059[3,4,5]	1,701	1,754
NewRez Warehouse Securitization Trust, Series 2021-1, Class A, (1-month USD-LIBOR + 0.75%) 0.834% 2055[3,4,5]	27,717	27,808
Onslow Bay Financial Mortgage Loan Trust, Series 2015-1, Class 2A4, 3.00% 2045[3,4,5]	1,933	1,990
Progress Residential Trust, Series 2018-SFR3, Class A, 3.88% 2035[3,4]	7,374	7,394
Progress Residential Trust, Series 2019-SFR3, Class A, 2.271% 2036[3,4]	20,890	21,242
Progress Residential Trust, Series 2020-SFR2, Class A, 2.078% 2037[3,4]	3,365	3,441
Provident Funding Mortgage Trust, Series 2021-INV1, Class A3, 2.50% 2051[3,4,5]	1,143	1,182
Provident Funding Mortgage Warehouse Securitization Trust, Series 2021-1, Class A, (1-month USD-LIBOR + 0.70%) 0.784% 2055[3,4,5]	13,852	13,789
Reverse Mortgage Investment Trust, Series 2020-2, Class A, 1.706% 2030[3,4,5]	7,949	7,977
Reverse Mortgage Investment Trust, Series 2020-1, Class A, 2.158% 2030[3,4,5]	1,381	1,384
Reverse Mortgage Investment Trust, Series 2020-1, Class M1, 2.332% 2030[3,4,5]	5,319	5,327
Reverse Mortgage Investment Trust, Series 2020-1, Class M2, 2.623% 2030[3,4,5]	440	441
RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75% 2063[3,4,5]	4,299	4,301
Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.00% 2048[3,4,5]	1,134	1,152

6	Short-Term Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Starwood Mortgage Residential Trust, Series 2020-2, Class A1, 2.718% 2060[3,4,5]	$2,045		$2,068
Station Place Securitization Trust, Series 2021-WL1, Class A, (1-month USD-LIBOR + 0.65%) 0.734% 2054[3,4,5]	13,000		13,008
Station Place Securitization Trust, Series 2021-WL2, Class A, (1-month USD-LIBOR + 0.70%) 0.784% 2054[3,4,5]	19,825		19,845
Towd Point Mortgage Trust, Series 2016-2, Class A1A, 2.75% 2055[3,4,5]	351		354
Towd Point Mortgage Trust, Series 2016-1, Class A1B, 2.75% 2055[3,4,5]	33		33
Towd Point Mortgage Trust, Series 2016-1, Class A3B, 3.00% 2055[3,4,5]	127		128
Towd Point Mortgage Trust, Series 2016-4, Class A1, 2.25% 2056[3,4,5]	202		204
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 2056[3,4,5]	258		262
Towd Point Mortgage Trust, Series 2017-1, Class A1, 2.75% 2056[3,4,5]	212		215
Towd Point Mortgage Trust, Series 2017-5, Class A1, 0.684% 2057[3,4,5]	3,545		3,549
Towd Point Mortgage Trust, Series 2017-3, Class A1, 2.75% 2057[3,4,5]	551		559
Towd Point Mortgage Trust, Series 2017-2, Class A1, 2.75% 2057[3,4,5]	243		247
Towd Point Mortgage Trust, Series 2019-HY2, Class A1, (1-month USD-LIBOR + 1.00%) 1.084% 2058[3,4,5]	3,278		3,304
Towd Point Mortgage Trust, Series 2018-4, Class A1, 3.00% 2058[3,4,5]	3,065		3,193
Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 2058[3,4,5]	5,756		5,935
Towd Point Mortgage Trust, Series 2018-5, Class A1, 3.25% 2058[3,4,5]	552		571
Towd Point Mortgage Trust, Series 2018-3, Class A1, 3.75% 2058[3,4,5]	5,259		5,497
Towd Point Mortgage Trust, Series 2019-1, Class A1, 3.75% 2058[3,4,5]	3,607		3,821
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 2060[3,4]	13,535		13,749
Tricorn American Homes, Series 2017-SFR1, Class A, 2.716% 2034[3,4]	1,030		1,035
Tricorn American Homes, Series 2020-SFR1, Class A, 1.499% 2038[3,4]	—	[6]	—	[6]
Verus Securitization Trust, Series 2020-2, Class A1, 2.743% 2060[3,4,5]	1,397		1,407
Wells Fargo Mortgage-Backed Securities Trust, Series 2020-2, Class A1, 3.00% 2049[3,4,5]	4,670		4,771
Wells Fargo Mortgage-Backed Securities Trust, Series 2020-1, Class A5, 3.00% 2049[3,4,5]	900		918
Wells Fargo Mortgage-Backed Securities Trust, Series 2020-1, Class A3, 3.00% 2049[3,4,5]	22		22
Wells Fargo Mortgage-Backed Securities Trust, Series 2019-4, Class A3, 3.50% 2049[3,4,5]	3		3
ZH Trust, Series 2021-1, Class A, 3.10% 2071[3,4]	4,358		4,371
			719,183

Federal agency mortgage-backed obligations 3.27%
Fannie Mae Pool #AD2028 4.50% 2025[3]	495		522
Fannie Mae Pool #555538 2.357% 2033[3,5]	370		373
Fannie Mae Pool #888521 2.337% 2034[3,5]	501		535
Fannie Mae Pool #889579 6.00% 2038[3]	1,446		1,719
Fannie Mae Pool #889983 6.00% 2038[3]	604		709
Fannie Mae Pool #AL0095 6.00% 2038[3]	46		55
Fannie Mae Pool #AC2106 2.09% 2039[3,5]	196		208
Fannie Mae Pool #AC1676 2.212% 2039[3,5]	69		72
Fannie Mae Pool #AC6266 2.277% 2039[3,5]	188		200
Fannie Mae Pool #AE7629 2.231% 2040[3,5]	25		26
Fannie Mae Pool #AL0073 2.155% 2041[3,5]	208		220
Fannie Mae Pool #AE0789 2.166% 2041[3,5]	342		362
Fannie Mae Pool #AL9531 2.19% 2041[3,5]	3,284		3,481
Fannie Mae Pool #AE0844 2.189% 2041[3,5]	286		303
Fannie Mae Pool #AI8806 5.00% 2041[3]	1,054		1,190
Fannie Mae Pool #AL2000 1.943% 2042[3,5]	351		370
Fannie Mae Pool #AL1941 1.952% 2042[3,5]	421		444
Fannie Mae Pool #AL2184 1.979% 2042[3,5]	665		702
Fannie Mae Pool #AP7819 1.987% 2042[3,5]	292		308
Fannie Mae Pool #AL9533 2.037% 2042[3,5]	1,745		1,843
Fannie Mae Pool #AL9532 2.079% 2042[3,5]	3,805		4,019
Fannie Mae Pool #AL9530 2.146% 2042[3,5]	2,545		2,693
Fannie Mae Pool #AB9584 3.50% 2043[3]	5		5
Fannie Mae Pool #BK7655 3.906% 2048[3,5]	1,755		1,841
Fannie Mae Pool #BK6971 4.00% 2048[3]	166		178
Fannie Mae Pool #BK2010 4.00% 2048[3]	42		46
Fannie Mae Pool #BK5305 4.00% 2048[3]	28		31
Fannie Mae Pool #CA2493 4.50% 2048[3]	108		117
Fannie Mae Pool #BK9464 3.615% 2049[3,5]	1,573		1,651
Fannie Mae Pool #BN5611 4.074% 2049[3,5]	3,908		4,103
Fannie Mae, Series 2018-M5, Class A2, Multi Family, 3.56% 2021[3,5]	—	[6]	—	[6]
Fannie Mae, Series 2012-M13, Class A2, Multi Family, 2.377% 2022[3]	1,360		1,376
Fannie Mae, Series 2015-M4, Class AV2, Multi Family, 2.509% 2022[3,5]	2,425		2,436
Fannie Mae, Series 2012-M2, Class A2, Multi Family, 2.717% 2022[3]	595		597

Short-Term Bond Fund of America	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae, Series 2016-M2, Class AV2, Multi Family, 2.152% 2023[3]	$3,519	$3,575
Fannie Mae, Series 2016-M3, Class ASQ2, Multi Family, 2.263% 2023[3]	465	467
Fannie Mae, Series 2013-M12, Class APT, Multi Family, 2.499% 2023[3,5]	3,350	3,422
Fannie Mae, Series 2017-M3, Class AV2, Multi Family, 2.62% 2024[3,5]	2,660	2,759
Fannie Mae, Series 2017-M10, Class AV2, Multi Family, 2.639% 2024[3,5]	4,237	4,439
Fannie Mae, Series 2017-M15, Class AV2, Multi Family, 2.708% 2024[3,5]	3,832	4,035
Fannie Mae, Series 2015-M8, Class A1, Multi Family, 2.344% 2025[3]	382	384
Fannie Mae, Series 2016-M9, Class A1, Multi Family, 2.003% 2026[3]	647	668
Fannie Mae, Series 2016-M5, Class A1, Multi Family, 2.073% 2026[3]	3,621	3,748
Fannie Mae, Series 2016-M11, Class A1, Multi Family, 2.08% 2026[3]	5,420	5,608
Fannie Mae, Series 2016-M12, Class A1, Multi Family, 2.132% 2026[3]	2,286	2,361
Fannie Mae, Series 2016-M6, Class A1, Multi Family, 2.137% 2026[3]	1,801	1,847
Fannie Mae, Series 2016-M4, Class A1, Multi Family, 2.187% 2026[3]	2,470	2,560
Fannie Mae, Series 2017-M7, Class A1, Multi Family, 2.595% 2026[3]	1,121	1,142
Fannie Mae, Series 2017-M8, Class A1, Multi Family, 2.654% 2027[3]	2,704	2,796
Fannie Mae, Series 2017-M7, Class A2, Multi Family, 2.961% 2027[3,5]	10	11
Fannie Mae, Series 2017-M15, Class ATS1, Multi Family, 2.987% 2027[3,4]	412	418
Freddie Mac Pool #G14740 5.50% 2024[3]	58	59
Freddie Mac Pool #782818 2.375% 2034[3,5]	324	345
Freddie Mac Pool #781228 2.375% 2034[3,5]	335	338
Freddie Mac Pool #A23893 5.50% 2034[3]	216	244
Freddie Mac Pool #1H2524 2.355% 2035[3,5]	644	688
Freddie Mac Pool #848365 2.325% 2036[3,5]	449	481
Freddie Mac Pool #848751 2.336% 2036[3,5]	160	171
Freddie Mac Pool #1L1292 2.505% 2036[3,5]	594	603
Freddie Mac Pool #1L1476 2.555% 2036[3,5]	255	258
Freddie Mac Pool #G02162 5.50% 2036[3]	138	160
Freddie Mac Pool #1B4386 2.099% 2039[3,5]	37	37
Freddie Mac Pool #1B8916 2.37% 2041[3,5]	373	375
Freddie Mac Pool #760014 2.939% 2045[3,5]	711	742
Freddie Mac Pool #SI2002 4.00% 2048[3]	243	261
Freddie Mac Pool #SD8158 3.50% 2051[3]	30	32
Freddie Mac Pool #SD8164 3.50% 2051[3]	24	25
Freddie Mac, Series K718, Class A2, Multi Family, 2.791% 2022[3]	49	49
Freddie Mac, Series K030, Class A2, Multi Family, 3.25% 2023[3]	500	520
Freddie Mac, Series K036, Class A2, Multi Family, 3.527% 2023[3]	7,090	7,512
Freddie Mac, Series K727, Class A2, Multi Family, 2.946% 2024[3]	1,600	1,685
Freddie Mac, Series K037, Class A2, Multi Family, 3.49% 2024[3]	2,000	2,129
Freddie Mac, Series K044, Class A2, Multi Family, 2.811% 2025[3]	1,000	1,068
Freddie Mac, Series K049, Class A2, Multi Family, 3.01% 2025[3]	750	811
Freddie Mac, Series K052, Class A2, Multi Family, 3.151% 2025[3]	2,075	2,261
Freddie Mac, Series K057, Class A2, Multi Family, 2.57% 2026[3]	30	32
Freddie Mac, Series K054, Class A2, Multi Family, 2.745% 2026[3]	400	431
Freddie Mac, Series K734, Class A2, Multi Family, 3.208% 2026[3]	4,605	5,021
Freddie Mac, Series K070, Class A2, Multi Family, 3.303% 2027[3,5]	10	11
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[3]	10,253	10,747
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[3,5]	10,178	10,666
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[3,5]	6,696	7,015
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[3,5]	19	20
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[3]	8,914	9,379
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[3]	15	16
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class M45T, 4.50% 2057[3]	5,830	6,498
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[3]	11,500	12,145
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 2058[3]	1,636	1,738
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-4, Class MA, 3.50% 2058[3]	75	80
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2059[3]	1,787	1,872
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 2028[3]	15,850	16,528
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 2029[3]	915	957
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A1, 3.50% 2029[3]	2,815	2,960
Government National Mortgage Assn. Pool #MA5653 5.00% 2048[3]	3,563	3,841

8	Short-Term Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #MA5332 5.00% 2048[3]	$81	$87
Government National Mortgage Assn. Pool #MA5878 5.00% 2049[3]	2,572	2,773
Government National Mortgage Assn. Pool #MA5765 5.00% 2049[3]	779	840
Government National Mortgage Assn. Pool #MA6042 5.00% 2049[3]	75	80
Government National Mortgage Assn. Pool #714621 5.46% 2059[3]	119	136
Government National Mortgage Assn. Pool #710077 4.70% 2061[3]	7	8
Government National Mortgage Assn. Pool #710074 4.72% 2061[3]	2	3
Government National Mortgage Assn. Pool #765151 4.785% 2061[3]	13	14
Government National Mortgage Assn. Pool #725879 4.892% 2061[3]	2	2
Government National Mortgage Assn. Pool #725876 4.889% 2061[3]	1	1
Government National Mortgage Assn. Pool #710085 5.015% 2061[3]	3	4
Government National Mortgage Assn. Pool #721648 5.05% 2061[3]	3	3
Government National Mortgage Assn. Pool #AC1008 4.447% 2063[3]	1	2
Government National Mortgage Assn. Pool #AG8060 4.468% 2063[3]	25	27
Government National Mortgage Assn. Pool #AC0975 4.487% 2063[3]	3	3
Government National Mortgage Assn. Pool #AG8041 4.651% 2063[3]	35	37
Government National Mortgage Assn. Pool #776094 4.911% 2063[3]	3	3
Government National Mortgage Assn. Pool #AG8149 0.707% 2064[3,5]	241	245
Government National Mortgage Assn. Pool #AG8069 4.398% 2064[3]	23	25
Government National Mortgage Assn. Pool #AG8081 4.40% 2064[3]	23	25
Government National Mortgage Assn. Pool #AC1026 4.448% 2064[3]	3	3
Government National Mortgage Assn. Pool #AG8082 4.464% 2064[3]	25	26
Government National Mortgage Assn. Pool #767680 4.465% 2064[3]	46	49
Government National Mortgage Assn. Pool #AG8070 4.465% 2064[3]	25	27
Government National Mortgage Assn. Pool #AG8076 4.82% 2064[3]	7	7
Government National Mortgage Assn. Pool #AA7554 6.64% 2064[3]	50	52
Government National Mortgage Assn. Pool #AO0461 4.607% 2065[3]	69	74
Government National Mortgage Assn., Series 2012-H12, Class FT, (1-year CMT Weekly Rate + 0.70%) 0.78% 2062[3,5]	1,046	1,043
Government National Mortgage Assn., Series 2012-H20, Class PT, 0.873% 2062[3,5]	16,773	16,754
Government National Mortgage Assn., Series 2014-H08, Class FT, (1-year CMT Weekly Rate + 0.60%) 0.68% 2064[3,5]	5,964	5,937
Uniform Mortgage-Backed Security 2.00% 2036[3,7]	142,045	146,770
Uniform Mortgage-Backed Security 3.50% 2051[3,7]	4,118	4,357
Uniform Mortgage-Backed Security 4.00% 2051[3,7]	359	384
Uniform Mortgage-Backed Security 4.50% 2051[3,7]	16,605	17,961
		381,548

Commercial mortgage-backed securities 1.86%
Banc of America Commercial Mortgage, Inc., Series 2015-UBS7, Class A4, 3.705% 2048[3]	500	546
Bank of America Merrill Lynch Large Loan, Inc., Series 2015-200P, Class A, 3.218% 2033[3,4]	500	535
BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 0.766% 2038[3,4,5]	4,783	4,796
BX Trust, Series 2021-SOAR, Class B, (1-month USD-LIBOR + 0.87%) 0.966% 2038[3,4,5]	1,361	1,365
BXP Trust, Series 2017-GM, Class A, 3.379% 2039[3,4]	1,000	1,100
CIM Retail Portfolio Trust, Series 2021-RETL, Class A, (1-month USD-LIBOR + 1.40%) 1.50% 2026[3,4,5]	1,517	1,522
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class B, 3.732% 2046[3,5]	1,094	1,136
Citigroup Commercial Mortgage Trust, Series 2013-CG15, Class A4, 4.371% 2046[3,5]	1,550	1,659
Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class B, 5.095% 2046[3,5]	1,255	1,334
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class A4, 3.622% 2047[3]	500	538
Citigroup Commercial Mortgage Trust, Series 2014-CG19, Class A4, 4.023% 2047[3]	1,000	1,070
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A3, 3.515% 2058[3]	5,399	5,808
Commercial Mortgage Trust, Series 2012-CR1, Class A3, 3.391% 2045[3]	1,723	1,740
Commercial Mortgage Trust, Series 2013-CR6, Class B, 3.397% 2046[3,4]	3,250	3,331
Commercial Mortgage Trust, Series 2013-CRE7, Class B, 3.613% 2046[3,4]	500	519
Commercial Mortgage Trust, Series 2013-CR7, Class C, 4.216% 2046[3,4,5]	460	477
Commercial Mortgage Trust, Series 2013-CC10, Class B, 5.064% 2046[3,4,5]	2,750	2,933
Commercial Mortgage Trust, Series 2014-CR20, Class A4, 3.59% 2047[3]	1,800	1,934
Commercial Mortgage Trust, Series 2014-CR16, Class A3, 3.775% 2047[3]	750	799
Commercial Mortgage Trust, Series 2014-UBS2, Class AM, 4.048% 2047[3]	1,308	1,410
Commercial Mortgage Trust, Series 2014-UBS4, Class B, 4.35% 2047[3]	225	237
Commercial Mortgage Trust, Series 2014-CR20, Class C, 4.655% 2047[3,5]	90	94
Commercial Mortgage Trust, Series 2015-CR22, Class B, 3.926% 2048[3,5]	1,000	1,078
Commercial Mortgage Trust, Series 2016-COR1, Class A4, 3.091% 2049[3]	4,000	4,340
Commercial Mortgage Trust, Series 2015-PC1, Class A4, 3.62% 2050[3]	2,694	2,802

Short-Term Bond Fund of America	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Commercial Mortgage Trust, Series 2015-PC1, Class AM, 4.29% 2050[3,5]	$500	$551
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A3, 3.231% 2057[3]	1,237	1,307
Ellington Financial Mortgage Trust, Series 2020-1, Class A1, 2.006% 2065[3,4,5]	1,519	1,532
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 1.176% 2038[3,4,5]	6,717	6,749
Fontainebleau Miami Beach Trust, CMO, Series 2019-FBLU, Class A, 3.144% 2036[3,4]	2,400	2,525
GS Mortgage Securities Trust, Series 2018-HULA, Class A, 1.016% 2025[3,4,5]	1,871	1,874
GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.377% 2045[3]	704	707
GS Mortgage Securities Trust, Series 2012-GC6, Class AS, 4.948% 2045[3,4]	913	919
GS Mortgage Securities Trust, Series 2013-GC12, Class A4, 3.135% 2046[3]	1,173	1,218
GS Mortgage Securities Trust, Series 2013-GC10, Class B, 3.682% 2046[3,4]	2,250	2,314
GS Mortgage Securities Trust, Series 2013-GC14, Class A5, 4.243% 2046[3]	2,544	2,700
GS Mortgage Securities Trust, Series 2013-GC16, Class A4, 4.271% 2046[3]	890	951
GS Mortgage Securities Trust, Series 2020-GS1, Class A2, 3.47% 2048[3]	1,460	1,552
Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1-month USD-LIBOR + 1.15%) 1.246% 2038[3,4,5]	4,500	4,517
JP Morgan Structured Financing Trust, Series 2021-EBO1, Class A, (1-month USD-LIBOR + 1.00%) 1.085% 2022[3,4,5,8,9]	11,000	11,000
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class A4, 3.997% 2047[3]	948	1,015
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class B, 3.951% 2048[3]	3,500	3,679
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class A3, 3.507% 2045[3]	7,308	7,408
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A4, 4.166% 2046[3]	940	1,003
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[3,4]	605	604
Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.13% 2039[3,4]	7,193	7,426
MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD-LIBOR + 0.801%) 0.896% 2026[3,4,5]	13,421	13,452
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A4, 3.102% 2046[3]	3,000	3,109
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class B, 3.708% 2046[3,5]	1,511	1,566
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class A-4, 4.039% 2046[3]	10,000	10,670
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class A4, 4.259% 2046[3,5]	7,963	8,473
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class B, 4.909% 2046[3,5]	3,750	3,962
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A4, 3.443% 2047[3]	629	646
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, Class A4, 3.60% 2047[3]	240	252
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class B, 4.00% 2047[3,5]	6,985	7,451
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C15, Class B, 4.565% 2047[3,5]	900	969
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A4, 3.134% 2048[3]	11,390	11,693
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A4, 3.249% 2048[3]	1,250	1,336
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class ASB, 3.383% 2048[3]	846	887
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class ASB, 3.354% 2052[3]	1,500	1,617
Motel 6 Trust, Series 2021-MTL6, Class A, (1-month USD-LIBOR + 0.90%) 1.00% 2038[3,4,5]	3,867	3,884
Motel 6 Trust, Series 2021-MTL6, Class B, (1-month USD-LIBOR + 1.20%) 1.30% 2038[3,4,5]	786	790
SREIT Trust, Series 2021-FLWR, Class A, (1-month USD-LIBOR + 0.577%) 0.673% 2036[3,4,5]	8,572	8,574
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class B, 3.649% 2046[3,4,5]	2,225	2,259
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class B, 3.875% 2046[3,4,5]	1,000	1,011
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A3, 2.918% 2045[3]	62	63
Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A4, 3.096% 2049[3]	5,160	5,509
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A4, 3.548% 2050[3]	1,124	1,169

10	Short-Term Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A5, 3.817% 2050[3]	$2,000	$2,145
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class B, 5.679% 2044[3,4,5]	751	750
WF-RBS Commercial Mortgage Trust, Series 2012-C9, Class A3, 2.87% 2045[3]	913	929
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class AS, 3.241% 2045[3]	313	320
WF-RBS Commercial Mortgage Trust, Series 2013-C13, Class B, 3.553% 2045[3]	1,250	1,293
WF-RBS Commercial Mortgage Trust, Series 2013-C11, Class B, 3.714% 2045[3,5]	3,250	3,347
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class B, 4.311% 2045[3]	6,000	6,150
WF-RBS Commercial Mortgage Trust, Series 2013-C14, Class B, 3.841% 2046[3,5]	820	846
WF-RBS Commercial Mortgage Trust, Series 2014-C25, Class A5, 3.631% 2047[3]	581	629
WF-RBS Commercial Mortgage Trust, Series 2014-C19, Class A5, 4.101% 2047[3]	1,580	1,702
WF-RBS Commercial Mortgage Trust, Series 2013-C12, Class A4, 3.198% 2048[3]	1,665	1,716
WF-RBS Commercial Mortgage Trust, Series 2013-C12, Class B, 3.863% 2048[3,5]	1,250	1,295
WF-RBS Commercial Mortgage Trust, Series 2014-C22, Class A4, 3.488% 2057[3]	1,500	1,584
		216,702

Total mortgage-backed obligations		1,317,433

Asset-backed obligations 11.12%
Aesop Funding LLC, Series 2019-1A, Class A, 3.45% 2023[3,4]	23,247	23,497
Aesop Funding LLC, Series 2017-2A, Class A, 2.97% 2024[3,4]	7,225	7,478
Aesop Funding LLC, Series 2018-1A, Class A, 3.70% 2024[3,4]	1,080	1,143
Aesop Funding LLC, Series 2019-2A, Class A, 3.35% 2025[3,4]	12,965	13,897
Aesop Funding LLC, Series 2018-2A, Class A, 4.00% 2025[3,4]	12,750	13,742
Aesop Funding LLC, Series 2020-1A, Class A, 2.33% 2026[3,4]	1,250	1,311
Aesop Funding LLC, Series 2019-3A, Class A, 2.36% 2026[3,4]	2,280	2,385
Aesop Funding LLC, Series 2020-2, Class A, 2.02% 2027[3,4]	10,786	11,146
Affirm Asset Securitization Trust, Series 2021-A, Class A, 0.88% 2025[3,4]	13,197	13,229
Affirm Asset Securitization Trust, Series 2020-A, Class A, 2.10% 2025[3,4]	13,537	13,618
Affirm Asset Securitization Trust, Series 2021-B, Class A, 1.03% 2026[3,4]	22,156	22,203
Allegro CLO, Ltd., Series 2016-1A, Class AR2, (3-month USD-LIBOR + 0.95%) 1.076% 2030[3,4,5]	13,102	13,102
Allegro CLO, Ltd., Series 2017-1A, Class AR, (3-month USD-LIBOR + 0.95%) 1.076% 2030[3,4,5]	7,947	7,951
American Credit Acceptance Receivables Trust, Series 2021-1, Class A, 0.35% 2024[3,4]	12,500	12,505
American Credit Acceptance Receivables Trust, Series 2021-1, Class B, 0.61% 2025[3,4]	1,441	1,442
AmeriCredit Automobile Receivables Trust, Series 2020-2, Class A3, 0.66% 2024[3]	4,444	4,460
Ares CLO, Ltd., Series 2017-42A, Class AR, (3-month USD-LIBOR + 0.92%) 1.058% 2028[3,4,5]	14,768	14,768
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 1.131% 2030[3,4,5]	20,775	20,775
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class A, 2.56% 2031[3,4]	2,388	2,425
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 2033[3,4]	7,035	7,035
CAL Funding IV, Ltd., Series 2020-1A, Class A, 2.22% 2045[3,4]	3,840	3,898
CarMaxAuto Owner Trust, Series 2020-1, Class A2, 1.87% 2023[3]	1,431	1,434
CarMaxAuto Owner Trust, Series 2019-2, Class A3, 2.68% 2024[3]	8,616	8,746
CarMaxAuto Owner Trust, Series 2019-2, Class A4, 2.77% 2024[3]	2,485	2,569
Carvana Auto Receivables Trust, Series 2021-P1, Class A3, 0.54% 2025[3]	3,991	4,004
Cent CLO, Ltd., Series 2014-21A, Class AR, (3-month USD-LIBOR + 0.97%) 1.099% 2030[3,4,5]	25,492	25,492
CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[3,4]	20,456	20,860
CF Hippolyta LLC, Series 2021-1, Class A1, 1.53% 2061[3,4]	15,874	16,185
CLI Funding V LLC, Series 2020-2A, Class A, 2.03% 2045[3,4]	4,161	4,203
CLI Funding V LLC, Series 2020-3A, Class A, 2.07% 2045[3,4]	1,292	1,310
CLI Funding V LLC, Series 2020-1A, Class A, 2.08% 2045[3,4]	8,774	8,898
Cloud Pass-Through Trust, Series 2019-1A, Class CLOU, 3.554% 2022[3,4,5]	1,425	1,431
CPS Auto Receivables Trust, Series 2020-B, Class A, 1.15% 2023[3,4]	123	123
CPS Auto Receivables Trust, Series 2021-A, Class A, 0.35% 2024[3,4]	2,549	2,550
CPS Auto Receivables Trust, Series 2019-B, Class C, 3.35% 2024[3,4]	1,867	1,876
CPS Auto Receivables Trust, Series 2020-B, Class B, 2.11% 2026[3,4]	1,138	1,142
CPS Auto Receivables Trust, Series 2020-B, Class C, 3.30% 2026[3,4]	586	599
Credit Acceptance Auto Loan Trust, Series 2020-2A, Class A, 1.37% 2029[3,4]	13,682	13,834
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A, 2.01% 2029[3,4]	23,529	23,899
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class A, 1.00% 2030[3,4]	10,100	10,150
Drive Auto Receivables Trust, Series 2021-1, Class A2, 0.36% 2023[3]	11,635	11,640
Drive Auto Receivables Trust, Series 2020-2, Class A3, 0.83% 2024[3]	4,672	4,678
Drive Auto Receivables Trust, Series 2019-3, Class B, 2.65% 2024[3]	1,302	1,304
Drive Auto Receivables Trust, Series 2020-2, Class B, 1.42% 2025[3]	1,938	1,951

Short-Term Bond Fund of America	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Drive Auto Receivables Trust, Series 2020-2, Class C, 2.28% 2026[3]	$4,085	$4,184
Drive Auto Receivables Trust, Series 2020-1, Class C, 2.36% 2026[3]	3,500	3,557
Drivetime Auto Owner Trust, Series 2019-3, Class B, 2.60% 2023[3,4]	9	9
Drivetime Auto Owner Trust, Series 2020-2A, Class A, 1.14% 2024[3,4]	1,922	1,927
Drivetime Auto Owner Trust, Series 2019-4A, Class B, 2.36% 2024[3,4]	10,099	10,135
Drivetime Auto Owner Trust, Series 2018-3A, Class C, 3.79% 2024[3,4]	233	233
Drivetime Auto Owner Trust, Series 2021-1A, Class A, 0.35% 2025[3,4]	14,318	14,327
Drivetime Auto Owner Trust, Series 2021-2A, Class A, 0.41% 2025[3,4]	8,587	8,597
Drivetime Auto Owner Trust, Series 2021-1A, Class B, 0.62% 2025[3,4]	1,322	1,325
Drivetime Auto Owner Trust, Series 2019-2A, Class C, 3.18% 2025[3,4]	544	550
Drivetime Auto Owner Trust, Series 2020-2A, Class B, 2.08% 2026[3,4]	2,959	3,000
Drivetime Auto Owner Trust, Series 2020-2A, Class C, 3.28% 2026[3,4]	1,617	1,681
Dryden Senior Loan Fund, CLO, Series 2017-47A, Class A1R, (3-month USD-LIBOR + 0.98%) 1.106% 2028[3,4,5]	23,225	23,225
Dryden Senior Loan Fund, CLO, Series 2014-33A, Class AR3, (3-month USD-LIBOR + 1.00%) 1.126% 2029[3,4,5]	18,770	18,770
EDvestinU Private Education Loan LLC, Series 2021-A, Class A, 1.80% 2045[3,4]	1,142	1,150
Exeter Automobile Receivables Trust, Series 2021-1A, Class A2, 0.30% 2023[3]	3,009	3,009
Exeter Automobile Receivables Trust, Series 2020-2A, Class A, 1.13% 2023[3,4]	457	458
Exeter Automobile Receivables Trust, Series 2017-3A, Class C, 3.68% 2023[3,4]	2,180	2,210
Exeter Automobile Receivables Trust, Series 2018-4A, Class C, 3.97% 2023[3,4]	689	690
Exeter Automobile Receivables Trust, Series 2019-2A, Class C, 3.30% 2024[3,4]	6,813	6,872
Exeter Automobile Receivables Trust, Series 2020-2A, Class C, 3.28% 2025[3,4]	2,345	2,412
First Investors Auto Owner Trust, Series 2019-1A, Class A, 2.89% 2024[3,4]	745	747
First Investors Auto Owner Trust, Series 2021-1A, Class A, 0.45% 2026[3,4]	4,980	4,985
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 2037[3,4]	17,914	17,952
Ford Credit Auto Owner Trust, Series 2020-A, Class A2, 1.03% 2022[3]	36	36
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 2030[3,4]	9,391	10,045
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 2031[3,4]	3,524	3,673
FREED ABS Trust, Series 2021-2, Class A, 0.68% 2028[3,4]	2,876	2,878
GCI Funding I LLC, Series 2020-1, Class A, 2.82% 2045[3,4]	17,617	18,006
GCI Funding I LLC, Series 2021-1, Class A, 2.38% 2046[3,4]	6,237	6,293
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 2040[3,4]	25,668	26,026
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 2040[3,4]	24,012	24,372
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 2041[3,4]	26,227	26,340
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 2041[3,4]	7,000	7,053
GM Financial Automobile Leasing Trust, Series 2020-2, Class A2A, 0.71% 2022[3]	780	781
GM Financial Automobile Leasing Trust, Series 2020-2, Class A3, 0.80% 2023[3]	4,544	4,565
GM Financial Automobile Leasing Trust, Series 2019-4, Class B, 2.04% 2025[3]	4,331	4,442
GM Financial Automobile Leasing Trust, Series 2019-4, Class C, 2.24% 2025[3]	3,130	3,219
Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 1.21% 2025[3,4]	43,667	43,975
Hertz Vehicle Financing LLC, Series 2021-1A, Class B, 1.56% 2025[3,4]	4,454	4,496
Hertz Vehicle Financing LLC, Series 2021-2A, Class A, 1.68% 2027[3,4]	18,970	19,212
Hertz Vehicle Financing LLC, Series 2021-2A, Class B, 2.12% 2027[3,4]	857	873
Invitation Homes Trust, Series 2017-SFR2, Class A, (1-month USD-LIBOR + 0.85%) 0.946% 2036[3,4,5]	896	898
Invitation Homes Trust, Series 2018-SFR1, Class A, (1-month USD-LIBOR + 0.70%) 0.796% 2037[3,4,5]	847	849
Invitation Homes Trust, Series 2018-SFR3, Class A, (1-month USD-LIBOR + 1.00%) 1.096% 2037[3,4,5]	2,711	2,721
Longfellow Place CLO, Ltd., Series 2013-1A, Class AR3, (3-month USD-LIBOR + 1.00%) 1.126% 2029[3,4,5]	16,107	16,107
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD-LIBOR + 1.00%) 1.134% 2030[3,4,5]	31,785	31,781
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD-LIBOR + 1.15%) 1.276% 2029[3,4,5]	33,370	33,370
Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.54% 2026[3,4]	7,800	7,833
Mission Lane Credit Card Master Trust, Series 2021-A, Class A, 1.59% 2026[3,4]	12,936	12,955
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 2069[3,4]	4,815	4,815
Navient Student Loan Trust, Series 2021-B, Class A, 0.94% 2069[3,4]	7,351	7,364
Navient Student Loan Trust, Series 2021-EA, Class A, 0.97% 2069[3,4]	14,241	14,263
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 2069[3,4]	14,931	14,986
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 2062[3,4]	24,351	24,401
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 2062[3,4]	19,134	19,215
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 2062[3,4]	38,700	38,906
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD-LIBOR + 0.97%) 1.095% 2030[3,4,5]	10,145	10,145

12	Short-Term Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Ondeck Asset Securitization Trust LLC, Series 2021-1A, Class A, 1.59% 2027[3,4]	$8,539	$8,600
OneMain Direct Auto Receivables Trust, Series 2018-1, Class A, 3.43% 2024[3,4]	2,552	2,559
Oportun Funding LLC, Series 2021-A, Class A, 1.21% 2028[3,4]	9,200	9,236
Oportun Funding LLC, Series 2021-B, Class A, 1.47% 2031[3,4]	8,636	8,665
Option One Mortgage Loan Trust, Series 2005-3, Class M2, (1-month USD-LIBOR + 0.735%) 0.819% 2035[3,5]	3,664	3,671
OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072% 2059[3,4,5]	15,312	15,408
Palmer Square Loan Funding, CLO, Series 2019-2, Class A1, (3-month USD-LIBOR + 0.97%) 1.104% 2027[3,4,5]	6,198	6,202
Palmer Square Loan Funding, CLO, Series 2019-1A, Class A1, (3-month USD-LIBOR + 1.05%) 1.184% 2027[3,4,5]	9,926	9,935
Palmer Square Loan Funding, CLO, Series 2020-4, Class A1, (3-month USD-LIBOR + 1.00%) 1.129% 2028[3,4,5]	34,393	34,420
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD-LIBOR + 0.90%) 1.034% 2029[3,4,5]	8,210	8,210
PFS Financing Corp., Series 2021-B, Class A, 0.775% 2026[3,4]	6,760	6,762
Prodigy Finance Designated Activity Co., Series 2021-1A, Class A, (1-month USD-LIBOR + 1.25%) 1.334% 2051[3,4,5]	2,840	2,852
Progress Residential Trust, Series 2019-SFR4, Class A, 2.687% 2036[3,4]	471	481
Race Point CLO, Ltd., Series 2015-9A, Class A1A2, (3-month USD-LIBOR + 0.94%) 1.066% 2030[3,4,5]	22,775	22,775
Santander Consumer Auto Receivables Trust, Series 2020-A, Class A, 1.37% 2024[3,4]	10,819	10,882
Santander Drive Auto Receivables Trust, Series 2021-3, Class A2, 0.29% 2024[3]	5,072	5,076
Santander Drive Auto Receivables Trust, Series 2020-1, Class A3, 2.03% 2024[3]	2,201	2,207
Santander Drive Auto Receivables Trust, Series 2019-3, Class C, 2.49% 2025[3]	5,661	5,702
SMB Private Education Loan Trust, Series 2021-A, Class A1, (1-month USD-LIBOR + 0.50%) 0.596% 2053[3,4,5]	2,568	2,572
SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.07% 2053[3,4]	3,231	3,211
Social Professional Loan Program LLC, Series 2015-D, Class A2, 2.72% 2036[3,4]	1,377	1,388
Sound Point CLO, Ltd., Series 2017-3A, Class A1R, (3-month USD-LIBOR + 0.98%) 1.114% 2030[3,4,5]	27,160	27,176
Sound Point CLO, Ltd., Series 2017-2A, Class AR, (3-month USD-LIBOR + 0.98%) 1.114% 2030[3,4,5]	16,090	16,090
Sound Point CLO, Ltd., Series 2015-1RA, Class AR, (3-month USD-LIBOR + 1.08%) 1.206% 2030[3,4,5]	16,955	16,955
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 2075[3,4]	21,851	21,907
TAL Advantage V LLC, Series 2020-1A, Class A, 2.05% 2045[3,4]	4,307	4,366
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 2045[3,4]	4,171	4,245
Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2046[3,4]	2,421	2,416
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 2046[3,4]	10,025	10,167
TIF Funding II LLC, Series 2021-1A, Class A, 1.65% 2046[3,4]	5,002	4,972
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 2031[3,4]	10,000	10,542
Triton Container Finance VIII LLC, Series 2020-1, Class A, 2.11% 2045[3,4]	16,284	16,517
Verizon Owner Trust, Series 2019-C, Class A1A, 1.94% 2024[3]	4,050	4,097
Volkswagen Auto Lease Trust, Series 2019-A, Class A3, 1.99% 2022[3]	6,761	6,801
Westlake Automobile Receivables Trust, Series 2020-2, Class A2A, 0.93% 2024[3,4]	10,117	10,140
Westlake Automobile Receivables Trust, Series 2019-2A, Class B, 2.62% 2024[3,4]	2,287	2,292
Westlake Automobile Receivables Trust, Series 2020-2, Class B, 1.32% 2025[3,4]	4,345	4,380
Westlake Automobile Receivables Trust, Series 2020-2, Class C, 2.01% 2025[3,4]	2,110	2,148
		1,295,812

Corporate bonds, notes & loans 10.28%
Financials 5.25%
ACE INA Holdings, Inc. 2.875% 2022	1,275	1,309
ACE INA Holdings, Inc. 3.35% 2026	1,275	1,403
Bank of America Corp. 0.523% 2024 (USD-SOFR + 0.41% on 6/14/2023)[10]	10,000	9,995
Bank of America Corp. 1.197% 2026 (USD-SOFR + 1.01% on 10/24/2025)[10]	11,225	11,181
Bank of Nova Scotia 1.35% 2026	7,000	7,055
Commonwealth Bank of Australia (3-month USD-LIBOR + 0.70%) 0.828% 2022[4,5]	5,000	5,018
Dexia Credit Local SA, 0.50% 2024[4]	11,000	10,992
Goldman Sachs Group, Inc. 1.093% 2026 (USD-SOFR + 0.789% on 12/9/2025)[10]	4,075	4,045
Groupe BPCE SA 1.00% 2026[4]	11,000	10,912
Guardian Life Global Funding 0.875% 2025[4]	8,000	7,956
HSBC Holdings PLC 4.292% 2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)[10]	20,000	22,227
Intercontinental Exchange, Inc. 0.70% 2023	11,150	11,211
JPMorgan Chase & Co. 0.563% 2025 (USD-SOFR + 0.375% on 2/16/2024)[10]	12,300	12,273
JPMorgan Chase & Co. 0.768% 2025 (USD-SOFR + 0.49% on 8/9/2024)[10]	12,500	12,479

Short-Term Bond Fund of America	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Lloyds Banking Group PLC 0.695% 2024 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.55% on 5/11/2023)[10]	$12,000	$12,048
Met Tower Global Funding 0.70% 2024[4]	25,000	25,051
Metropolitan Life Global Funding I 3.375% 2022[4]	5,200	5,260
Metropolitan Life Global Funding I 0.40% 2024[4]	13,575	13,537
Metropolitan Life Global Funding I 3.60% 2024[4]	7,007	7,524
Metropolitan Life Global Funding I 0.95% 2025[4]	905	907
Morgan Stanley 0.529% 2024 (USD-SOFR + 0.455% on 1/25/2023)[10]	31,840	31,865
Morgan Stanley 0.791% 2025 (USD-SOFR + 0.509% on 1/22/2024)[10]	22,500	22,548
National Securities Clearing Corp. 0.40% 2023[4]	40,000	40,114
Natwest Markets PLC 0.80% 2024[4]	20,000	19,996
New York Life Global Funding 1.70% 2021[4]	5,000	5,002
New York Life Global Funding 2.25% 2022[4]	2,760	2,809
New York Life Global Funding 0.95% 2025[4]	17,680	17,734
New York Life Global Funding 0.85% 2026[4]	10,000	9,937
Northwestern Mutual Global Funding 0.60% 2024[4]	10,000	10,018
Northwestern Mutual Global Funding 0.80% 2026[4]	16,215	16,053
Rabobank Nederland 2.75% 2022	4,100	4,138
Royal Bank of Canada (3-month USD-LIBOR + 0.73%) 0.848% 2022[5]	10,295	10,326
Royal Bank of Canada 0.425% 2024	18,632	18,601
Royal Bank of Canada 1.20% 2026	10,000	10,025
Skandinaviska Enskilda Banken AB 2.20% 2022[4]	30,000	30,746
Sumitomo Mitsui Financial Group, Inc. 3.936% 2023	14,846	15,946
Swedbank AB 2.80% 2022[4]	6,800	6,894
Swedbank AB 0.85% 2024[4]	20,000	20,111
Toronto-Dominion Bank 0.25% 2023	18,180	18,190
Toronto-Dominion Bank 0.30% 2023	22,785	22,769
Toronto-Dominion Bank 0.45% 2023	8,080	8,090
Toronto-Dominion Bank 0.75% 2023	14,417	14,530
Toronto-Dominion Bank 1.15% 2025	7,208	7,277
Toronto-Dominion Bank 1.20% 2026	10,000	10,064
UBS AG 1.75% 2022[4]	6,200	6,255
UBS AG 0.375% 2023[4]	20,000	19,993
UBS AG 0.70% 2024[4]	20,000	20,022
		612,436

Consumer discretionary 1.52%
Amazon.com, Inc. 0.25% 2023	9,210	9,233
Amazon.com, Inc. 0.45% 2024	9,210	9,217
Amazon.com, Inc. 0.80% 2025	8,635	8,660
Amazon.com, Inc. 1.00% 2026	12,000	12,068
American Honda Finance Corp. 0.65% 2023	13,250	13,324
American Honda Finance Corp. 0.875% 2023	1,000	1,009
American Honda Finance Corp. 0.55% 2024	12,250	12,225
American Honda Finance Corp. 1.20% 2025	764	771
Bayerische Motoren Werke AG 2.95% 2022[4]	3,000	3,051
Bayerische Motoren Werke AG 3.45% 2023[4]	13,235	13,857
Bayerische Motoren Werke AG 0.75% 2024[4]	18,750	18,845
Bayerische Motoren Werke AG 0.80% 2024[4]	13,735	13,818
Toyota Motor Credit Corp. 0.50% 2023	1,500	1,506
Toyota Motor Credit Corp. 1.35% 2023	8,621	8,790
Toyota Motor Credit Corp. 2.90% 2023	4,000	4,163
Toyota Motor Credit Corp. 0.45% 2024	35,730	35,713
Toyota Motor Credit Corp. 0.80% 2026	10,695	10,586
		176,836

Health care 0.68%
AstraZeneca Finance LLC 0.70% 2024	15,000	15,022
AstraZeneca Finance LLC 1.20% 2026	9,088	9,140
AstraZeneca PLC (3-month USD-LIBOR + 0.665%) 0.789% 2023[5]	11,772	11,890
AstraZeneca PLC 0.70% 2026	1,112	1,093
Bristol-Myers Squibb Company 2.90% 2024	9,005	9,599
Cigna Corp. 1.25% 2026	11,830	11,904

14	Short-Term Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Novartis Capital Corp. 1.75% 2025	$10,420	$10,769
Novartis Capital Corp. 2.00% 2027	3,656	3,810
UnitedHealth Group, Inc. 1.15% 2026	6,081	6,127
		79,354

Information technology 0.64%
Apple, Inc. 0.75% 2023	19,033	19,203
Apple, Inc. 0.55% 2025	1,100	1,091
Apple, Inc. 1.125% 2025	4,352	4,405
Apple, Inc. 0.70% 2026	14,135	14,060
Intuit, Inc. 0.95% 2025	3,955	3,973
Microsoft Corp. 2.875% 2024	20,974	22,140
salesforce.com, inc. 0.625% 2024	10,000	10,024
		74,896

Consumer staples 0.63%
7-Eleven, Inc. 0.625% 2023[4]	10,695	10,687
Nestlé Holdings, Inc. 3.10% 2021[4]	30,000	30,022
Nestlé Holdings, Inc. 0.625% 2026[4]	8,000	7,901
Philip Morris International, Inc. 2.50% 2022	1,250	1,279
Philip Morris International, Inc. 2.875% 2024	4,000	4,233
Procter & Gamble Company 1.70% 2021	8,820	8,844
Procter & Gamble Company 0.55% 2025	8,080	8,026
Procter & Gamble Company 1.00% 2026	2,389	2,404
		73,396

Utilities 0.43%
Duke Energy Progress, LLC 3.375% 2023	11,846	12,518
Entergy Corp. 0.62% 2023	16,770	16,778
Southern California Edison Co. (3-month USD-LIBOR + 0.27%) 0.399% 2021[5]	5,575	5,576
Southern California Edison Co. 0.70% 2023	9,285	9,298
Southern California Edison Co. 0.975% 2024	6,375	6,380
		50,550

Energy 0.35%
Chevron USA, Inc. 0.426% 2023	1,100	1,104
Chevron USA, Inc. 0.687% 2025	390	388
Exxon Mobil Corp. 1.571% 2023	20,000	20,411
Exxon Mobil Corp. 2.019% 2024	5,125	5,347
Saudi Arabian Oil Co. 1.25% 2023[4]	640	646
Saudi Arabian Oil Co. 1.625% 2025[4]	2,690	2,721
Shell International Finance BV 0.375% 2023	10,000	10,015
		40,632

Communication services 0.33%
Alphabet, Inc. 0.45% 2025	445	441
Alphabet, Inc. 0.80% 2027	3,315	3,242
Comcast Corp. 3.10% 2025	10,292	11,071
SBA Tower Trust 1.631% 2026[4]	7,443	7,517
Tencent Holdings, Ltd. 1.81% 2026[4]	12,000	12,153
Tencent Holdings, Ltd. 1.81% 2026	4,000	4,051
		38,475

Industrials 0.23%
General Dynamics Corp. 1.15% 2026	10,000	10,116
Honeywell International, Inc. 0.483% 2022	1,840	1,840
Siemens AG 0.65% 2024[4]	15,000	15,089
		27,045

Real estate 0.16%
Public Storage 2.37% 2022	2,770	2,826
Public Storage (USD-SOFR + 0.47%) 0.52% 2024[5]	13,770	13,793
Public Storage 0.875% 2026	1,420	1,410
		18,029

Short-Term Bond Fund of America	15

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Materials 0.06%
Air Products and Chemicals, Inc. 1.50% 2025	$6,815	$6,993

Total corporate bonds, notes & loans		1,198,642

Bonds & notes of governments & government agencies outside the U.S. 4.11%
Asian Development Bank 1.00% 2026	19,197	19,402
Canada 0.75% 2026	23,510	23,412
Denmark (Kingdom of) 0.125% 2022[4]	10,480	10,478
Denmark (Kingdom of) 0.125% 2022	7,850	7,848
European Bank for Reconstruction & Development 0.50% 2025	13,500	13,445
European Investment Bank 1.375% 2021	13,333	13,339
European Investment Bank 2.00% 2022	9,000	9,211
European Investment Bank 2.25% 2022	11,265	11,395
European Investment Bank 2.25% 2022	6,000	6,121
European Investment Bank 0.25% 2023	3,000	3,001
European Investment Bank 2.25% 2024	8,479	8,919
European Investment Bank 0.375% 2025	8,000	7,901
European Investment Bank 0.625% 2025	3,000	3,002
European Investment Bank 1.625% 2025	6,533	6,780
European Investment Bank 1.25% 2031	6,018	5,980
European Stability Mechanism 2.125% 2022[4]	28,324	28,968
European Stability Mechanism 0.375% 2025[4]	7,594	7,504
Inter-American Development Bank 1.75% 2022	15,000	15,254
Inter-American Development Bank 2.125% 2022	10,000	10,076
Inter-American Development Bank 0.625% 2025	13,000	12,999
International Bank for Reconstruction and Development 1.375% 2021	10,000	10,007
International Bank for Reconstruction and Development 1.625% 2022	5,000	5,034
International Bank for Reconstruction and Development 0.625% 2025	3,000	3,005
International Bank for Reconstruction and Development 0.75% 2025	12,933	13,013
International Bank for Reconstruction and Development 1.625% 2025	6,653	6,901
International Development Association 2.75% 2023[4]	15,000	15,624
International Development Association 0.375% 2025[4]	11,250	11,112
Japan Bank for International Cooperation 1.75% 2024	3,594	3,723
KfW 0.25% 2023	58,008	58,084
KfW 0.25% 2023	23,990	23,982
KfW 0.50% 2024	20,594	20,620
KfW 1.375% 2024	15,165	15,583
KfW 0.375% 2025	8,054	7,981
KfW 0.625% 2026	8,396	8,363
Kommunalbanken 0.50% 2024[4]	9,624	9,632
Kommunalbanken 0.375% 2025[4]	4,932	4,868
Kommuninvest i Sverige Aktiebolag 0.25% 2023[4]	18,327	18,329
Oesterreichische Kontrollbank AG 2.375% 2021	2,000	2,004
Oesterreichische Kontrollbank AG 0.375% 2025	9,375	9,254
Quebec (Province of) 0.60% 2025	7,415	7,402
		479,556

Federal agency bonds & notes 1.69%
Fannie Mae 2.00% 2022	14,444	14,541
Fannie Mae 0.25% 2023	38,615	38,651
Fannie Mae 0.25% 2023	22,381	22,412
Fannie Mae 0.375% 2025	19,044	18,862
Fannie Mae 0.625% 2025	12,100	12,143
Fannie Mae 0.875% 2030	14,375	13,744
Freddie Mac 0.25% 2023	25,011	25,021
Freddie Mac 0.25% 2023	14,244	14,258
Freddie Mac 0.25% 2023	3,750	3,755
Freddie Mac 0.375% 2023	24,899	24,968
U.S. Agency for International Development, Ukraine 1.471% 2021	8,820	8,818
		197,173

16	Short-Term Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Municipals 0.27%
California 0.07%
City of South Pasadena, Water Rev. Ref. Bonds, Series 2016, BAM insured, 4.00% 2021	$405	$406
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 0.883% 2025	7,500	7,589
		7,995

Florida 0.12%
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.258% 2025	13,725	13,892

New York 0.08%
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 0.492% 2024	9,985	9,949

Tennessee 0.00%
Housing Dev. Agcy., Homeownership Program Bonds, Series 2012-2-C, 4.00% 2038	55	56

Total municipals		31,892

Total bonds, notes & other debt instruments (cost: $10,886,384,000)		10,961,589

Short-term securities 7.41%	Shares
Money market investments 7.41%
Capital Group Central Cash Fund 0.06%[11,12]	8,633,749	863,461

Total short-term securities (cost: $863,314,000)		863,461
Total investment securities 101.43% (cost: $11,749,698,000)		11,825,050
Other assets less liabilities (1.43)%		(166,762)

Net assets 100.00%		$11,658,288

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [13]	Value at 8/31/2021 (000) [14]	Unrealized appreciation (depreciation) at 8/31/2021 (000)
90 Day Euro Dollar Futures	Long	669	March 2022	$167,250	$167,007	$19
90 Day Euro Dollar Futures	Short	596	September 2022	(149,000)	(148,590)	(16)
90 Day Euro Dollar Futures	Long	5,628	December 2022	1,407,000	1,401,091	833
2 Year U.S. Treasury Note Futures	Long	7,075	December 2021	1,415,000	1,558,822	1,073
5 Year U.S. Treasury Note Futures	Short	11,781	December 2021	(1,178,100)	(1,457,531)	(3,512)
10 Year U.S. Treasury Note Futures	Short	338	December 2021	(33,800)	(45,107)	(112)
10 Year Ultra U.S. Treasury Note Futures	Short	3,410	December 2021	(341,000)	(504,733)	(237)
20 Year U.S. Treasury Bond Futures	Long	608	December 2021	60,800	99,085	(278)
30 Year Ultra U.S. Treasury Bond Futures	Long	336	December 2021	33,600	66,286	138
						$(2,092)

Short-Term Bond Fund of America	17

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 8/31/2021 (000)	Upfront premium paid (000)	Unrealized appreciation (depreciation) at 8/31/2021 (000)
0.10865%	U.S. EFFR	3/29/2022	$30,000	$5	$—	$5
U.S. EFFR	0.1525%	7/27/2022	4,950,000	(295)	—	(295)
U.S. EFFR	0.34565%	3/27/2024	30,000	64	—	64
U.S. EFFR	0.062%	8/3/2025	155,013	2,884	—	2,884
0.278%	U.S. EFFR	10/1/2027	3,500	(111)	—	(111)
					$—	$2,547

Investments in affiliates12

	Value of affiliate at 9/1/2020 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliate at 8/31/2021 (000)	Dividend income (000)
Short-term securities 7.41%
Money market investments 7.41%
Capital Group Central Cash Fund 0.06%[11]	$1,002,390	$5,298,208	$5,437,151	$(1)	$15	$863,461	$973

[1]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $19,032,000, which represented .16% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,552,829,000, which represented 21.90% of the net assets of the fund.
[5]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[6]	Amount less than one thousand.
[7]	Purchased on a TBA basis.
[8]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $11,000,000, which represented .09% of the net assets of the fund.
[9]	Value determined using significant unobservable inputs.
[10]	Step bond; coupon rate may change at a later date.
[11]	Rate represents the seven-day yield at 8/31/2021.
[12]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[13]	Notional amount is calculated based on the number of contracts and notional contract size.
[14]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

Agcy. = Agency

Auth. = Authority

CLO = Collateralized Loan Obligations

CMO = Collateralized Mortgage Obligations

CMT = Constant Maturity Treasury

Dev. = Development

EFFR = Effective Federal Funds Rate

Fin. = Finance

LIBOR = London Interbank Offered Rate

Ref. = Refunding

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

18	Short-Term Bond Fund of America

Financial statements

Statement of assets and liabilities at August 31, 2021	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $10,886,384)	$10,961,589
Affiliated issuers (cost: $863,314)	863,461	$11,825,050
Cash		2,311
Receivables for:
Sales of investments	147,711
Sales of fund’s shares	28,841
Dividends and interest	16,352
Variation margin on futures contracts	1,029
Variation margin on swap contracts	9	193,942
		12,021,303
Liabilities:
Payables for:
Purchases of investments	343,137
Repurchases of fund’s shares	14,469
Dividends on fund’s shares	186
Investment advisory services	2,556
Services provided by related parties	1,759
Trustees’ deferred compensation	93
Variation margin on futures contracts	716
Variation margin on swap contracts	21
Other	78	363,015
Net assets at August 31, 2021		$11,658,288

Net assets consist of:
Capital paid in on shares of beneficial interest		$11,642,923
Total distributable earnings		15,365
Net assets at August 31, 2021		$11,658,288

See notes to financial statements.

Short-Term Bond Fund of America	19

Financial statements (continued)

Statement of assets and liabilities at August 31, 2021 (continued)	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,162,428 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$5,069,968	505,400	$10.03
Class C	79,747	8,072	9.88
Class T	10	1	10.03
Class F-1	119,938	11,956	10.03
Class F-2	1,078,896	107,547	10.03
Class F-3	782,762	78,014	10.03
Class 529-A	559,523	55,777	10.03
Class 529-C	13,508	1,372	9.84
Class 529-E	20,922	2,088	10.02
Class 529-T	11	1	10.03
Class 529-F-1	10	1	10.03
Class 529-F-2	139,015	13,854	10.03
Class 529-F-3	10	1	10.03
Class R-1	3,072	311	9.87
Class R-2	48,023	4,869	9.86
Class R-2E	1,494	149	10.02
Class R-3	63,446	6,334	10.02
Class R-4	38,377	3,826	10.03
Class R-5E	4,100	409	10.03
Class R-5	17,303	1,724	10.03
Class R-6	3,618,153	360,722	10.03

See notes to financial statements.

20	Short-Term Bond Fund of America

Financial statements (continued)

Statement of operations for the year ended August 31, 2021	(dollars in thousands)

Investment income:
Income:
Interest	$122,187
Dividends from affiliated issuers	973	$123,160
Fees and expenses*:
Investment advisory services	28,818
Distribution services	18,235
Transfer agent services	5,678
Administrative services	3,319
Reports to shareholders	242
Registration statement and prospectus	770
Trustees’ compensation	60
Auditing and legal	121
Custodian	27
Other	474
Total fees and expenses before waivers/reimbursement	57,744
Less waivers/reimbursement of fees and expenses:
Investment advisory services waiver	25
Transfer agent services waiver	25
Transfer agent services reimbursement	— †
Total fees and expenses after waivers/reimbursement		57,694
Net investment income		65,466

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	48,108
Affiliated issuers	(1)
Futures contracts	(19,657)
Swap contracts	439	28,889
Net unrealized (depreciation) appreciation on:
Investments:
Unaffiliated issuers	(91,010)
Affiliated issuers	15
Futures contracts	(1,667)
Swap contracts	2,393	(90,269)
Net realized gain and unrealized depreciation		(61,380)

Net increase in net assets resulting from operations		$4,086

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

Short-Term Bond Fund of America	21

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended August 31,
	2021	2020
Operations:
Net investment income	$65,466	$112,538
Net realized gain	28,889	87,196
Net unrealized (depreciation) appreciation	(90,269)	113,542
Net increase in net assets resulting from operations	4,086	313,276

Distributions paid or accrued to shareholders	(174,249)	(127,284)

Net capital share transactions	1,930,594	2,678,475

Total increase in net assets	1,760,431	2,864,467

Net assets:
Beginning of year	9,897,857	7,033,390
End of year	$11,658,288	$9,897,857

See notes to financial statements.

22	Short-Term Bond Fund of America

Notes to financial statements

1. Organization

Short-Term Bond Fund of America (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide current income, consistent with the maturity and quality standards described in the prospectus, and preservation of capital.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A	Up to 2.50%	None (except 0.75% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class 529-A	Up to 2.50%	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C*	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class C, T, 529-C and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Short-Term Bond Fund of America	23

Distributions paid or accrued to shareholders — Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity or average life, which may be shorter than the stated maturity. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and

24	Short-Term Bond Fund of America

valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of August 31, 2021 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$6,441,081	$—	$6,441,081
Mortgage-backed obligations	—	1,306,433	11,000	1,317,433
Asset-backed obligations	—	1,295,812	—	1,295,812
Corporate bonds, notes & loans	—	1,198,642	—	1,198,642
Bonds & notes of governments & government agencies outside the U.S.	—	479,556	—	479,556
Federal agency bonds & notes	—	197,173	—	197,173
Municipals	—	31,892	—	31,892
Short-term securities	863,461	—	—	863,461
Total	$863,461	$10,950,589	$11,000	$11,825,050

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$2,063	$—	$—	$2,063
Unrealized appreciation on interest rate swaps	—	2,953	—	2,953
Liabilities:
Unrealized depreciation on futures contracts	(4,155)	—	—	(4,155)
Unrealized depreciation on interest rate swaps	—	(406)	—	(406)
Total	$(2,092)	$2,547	$—	$455

*	Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Short-Term Bond Fund of America	25

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

26	Short-Term Bond Fund of America

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Short-Term Bond Fund of America	27

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $3,548,638,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $1,309,265,000.

28	Short-Term Bond Fund of America

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts and interest rate swaps as of, or for the year ended, August 31, 2021 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$2,063	Unrealized depreciation*	$4,155
Swap	Interest	Unrealized appreciation*	2,953	Unrealized depreciation*	406
			$5,016		$4,561

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(19,657)	Net unrealized depreciation on futures contracts	$(1,667)
Swap	Interest	Net realized gain on swap contracts	439	Net unrealized appreciation on swap contracts	2,393
			$(19,218)		$726

*	Includes cumulative appreciation/depreciation on futures contracts and interest rate swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, interest rate swaps and future delivery contracts. For futures contracts and interest rate swaps, the fund pledges collateral for initial and variation margin by contract. For future delivery contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended August 31, 2021, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended August 31, 2021, the fund reclassified $1,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

Short-Term Bond Fund of America	29

As of August 31, 2021, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$2,088
Capital loss carryforward[1]	(37,145)
Gross unrealized appreciation on investments	87,291
Gross unrealized depreciation on investments	(10,267)
Net unrealized appreciation on investments	77,024
Cost of investments	11,748,481

[1]	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid or accrued were characterized for tax purposes as follows (dollars in thousands):

	Year ended August 31, 2021						Year ended August 31, 2020
Share class	Ordinary income		Long-term capital gains		Total distributions paid or accrued		Ordinary income		Long-term capital gains		Total distributions paid or accrued
Class A	$63,374		$6,224		$69,598		$52,226		$1,153		$53,379
Class C	748		110		858		520		21		541
Class T	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]
Class F-1	1,782		179		1,961		1,505		32		1,537
Class F-2	15,478		1,253		16,731		9,336		152		9,488
Class F-3	11,172		841		12,013		7,083		119		7,202
Class 529-A	7,491		732		8,223		6,870		155		7,025
Class 529-C	146		21		167		283		13		296
Class 529-E	227		26		253		231		6		237
Class 529-T	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]
Class 529-F-1	211		—	[2]	211		1,866		36		1,902
Class 529-F-2[3]	1,830		168		1,998
Class 529-F-3[3]	—	[2]	—	[2]	—	[2]
Class R-1	25		4		29		20		1		21
Class R-2	482		71		553		333		15		348
Class R-2E	10		1		11		10		—	[2]	10
Class R-3	686		84		770		667		19		686
Class R-4	589		57		646		567		13		580
Class R-5E	50		4		54		40		1		41
Class R-5	247		18		265		204		4		208
Class R-6	55,706		4,202		59,908		43,028		755		43,783
Total	$160,254		$13,995		$174,249		$124,789		$2,495		$127,284

[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.360% on the first $500 million of daily net assets and decreasing to 0.240% on such assets in excess of $6.5 billion. On March 10, 2021, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2021, decreasing the annual rate to 0.230% on daily net assets in excess of $10.5 billion. CRMC waived investment advisory services fees of $25,000 in advance of the amended investment advisory agreement. CRMC does not intend to recoup this waiver. As a result, the fees shown on the fund’s statement of operations of $28,818,000 were reduced to $28,793,000, both of which were equivalent to an annualized rate of 0.260% of average daily net assets.

30	Short-Term Bond Fund of America

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.50	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of August 31, 2021, unreimbursed expenses subject to reimbursement totaled $5,466,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended August 31, 2021, AFS waived transfer agent services fees of $25,000 for Class F-3 shares and CRMC reimbursed transfer agent services fees of less than $1,000 total for Class 529-F-3 shares. Neither AFS nor CRMC intend to recoup the waiver or reimbursement.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

Short-Term Bond Fund of America	31

For the year ended August 31, 2021, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$14,637		$3,548		$1,464		Not applicable
Class C	828		61		25		Not applicable
Class T	—		—	*	—	*	Not applicable
Class F-1	327		160		39		Not applicable
Class F-2	Not applicable		1,031		298		Not applicable
Class F-3	Not applicable		43		205		Not applicable
Class 529-A	1,335		386		170		$341
Class 529-C	150		11		5		9
Class 529-E	101		7		6		12
Class 529-T	—		—	*	—	*	—	*
Class 529-F-1	—	*	12		6		13
Class 529-F-2†	Not applicable		72		33		67
Class 529-F-3†	Not applicable		—	*	—	*	—	*
Class R-1	28		3		1		Not applicable
Class R-2	388		174		16		Not applicable
Class R-2E	8		3		—	*	Not applicable
Class R-3	325		97		20		Not applicable
Class R-4	108		38		13		Not applicable
Class R-5E	Not applicable		5		1		Not applicable
Class R-5	Not applicable		8		5		Not applicable
Class R-6	Not applicable		19		1,012		Not applicable
Total class-specific expenses	$18,235		$5,678		$3,319		$442

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $60,000 in the fund’s statement of operations reflects $43,000 in current fees (either paid in cash or deferred) and a net increase of $17,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended August 31, 2021, the fund engaged in such purchase and sale transactions with related funds in the amounts of $73,000 and $19,787,000, respectively, which generated $138,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended August 31, 2021.

32	Short-Term Bond Fund of America

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended August 31, 2021

Class A	$2,691,626	266,485	$69,017		6,839		$(2,071,511)	(205,260)	$689,132	68,064
Class C	55,580	5,572	856		86		(54,232)	(5,444)	2,204	214
Class T	—	—	—		—		—	—	—	—
Class F-1	44,469	4,395	1,936		192		(54,776)	(5,430)	(8,371)	(843)
Class F-2	669,352	66,241	15,731		1,559		(435,533)	(43,151)	249,550	24,649
Class F-3	472,770	46,768	11,675		1,157		(229,611)	(22,734)	254,834	25,191
Class 529-A	169,656	16,798	8,209		813		(164,974)	(16,347)	12,891	1,264
Class 529-C	8,506	855	167		17		(11,027)	(1,111)	(2,354)	(239)
Class 529-E	7,248	718	253		25		(5,720)	(567)	1,781	176
Class 529-T	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	9,874	969	108		11		(131,993)	(12,978)	(122,011)	(11,998)
Class 529-F-2[3]	170,785	16,830	1,993		197		(31,995)	(3,173)	140,783	13,854
Class 529-F-3[3]	10	1	—	[2]	—	[2]	—	—	10	1
Class R-1	2,219	223	28		3		(2,069)	(208)	178	18
Class R-2	21,930	2,200	551		55		(24,786)	(2,492)	(2,305)	(237)
Class R-2E	990	99	12		1		(670)	(67)	332	33
Class R-3	29,617	2,936	766		76		(29,764)	(2,952)	619	60
Class R-4	16,563	1,638	645		64		(22,420)	(2,221)	(5,212)	(519)
Class R-5E	1,883	187	53		5		(756)	(75)	1,180	117
Class R-5	8,192	811	264		26		(4,278)	(424)	4,178	413
Class R-6	966,087	95,643	59,288		5,876		(312,200)	(30,989)	713,175	70,530
Total net increase (decrease)	$5,347,357	529,369	$171,552		17,002		$(3,588,315)	(355,623)	$1,930,594	190,748

See end of table for footnotes.

Short-Term Bond Fund of America	33

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount		Shares

Year ended August 31, 2020

Class A	$2,328,133	230,964	$52,761		5,246		$(1,316,935)	(130,927)	$1,063,959		105,283
Class C	73,502	7,379	533		54		(58,694)	(5,890)	15,341		1,543
Class T	—	—	—		—		—	—	—		—
Class F-1	69,246	6,863	1,511		150		(35,640)	(3,535)	35,117		3,478
Class F-2	812,529	80,465	8,895		883		(437,998)	(43,508)	383,426		37,840
Class F-3	387,620	38,450	6,860		682		(180,201)	(17,891)	214,279		21,241
Class 529-A	233,953	23,210	6,997		696		(139,729)	(13,894)	101,221		10,012
Class 529-C	20,231	2,045	294		30		(42,713)	(4,286)	(22,188)		(2,211)
Class 529-E	6,672	664	235		23		(6,570)	(655)	337		32
Class 529-T	—	—	—	[2]	—	[2]	—	—	—	[2]	—	[2]
Class 529-F-1	48,025	4,777	1,894		188		(32,683)	(3,250)	17,236		1,715
Class R-1	2,108	212	21		2		(1,564)	(157)	565		57
Class R-2	24,446	2,459	343		35		(19,171)	(1,937)	5,618		557
Class R-2E	629	63	10		1		(349)	(35)	290		29
Class R-3	32,656	3,249	676		67		(26,479)	(2,639)	6,853		677
Class R-4	23,129	2,297	574		57		(17,292)	(1,721)	6,411		633
Class R-5E	2,219	221	40		4		(1,183)	(118)	1,076		107
Class R-5	5,532	548	206		21		(3,765)	(375)	1,973		194
Class R-6	994,092	98,604	43,708		4,345		(190,839)	(19,028)	846,961		83,921
Total net increase (decrease)	$5,064,722	502,470	$125,558		12,484		$(2,511,805)	(249,846)	$2,678,475		265,108

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $11,391,556,000 and $11,273,666,000, respectively, during the year ended August 31, 2021.

11. Ownership concentration

At August 31, 2021, the fund had one shareholder, American Funds Portfolio Series — Preservation Portfolio, with aggregate ownership of 11% of the fund’s outstanding shares. CRMC is the investment adviser to American Funds Portfolio Series — Preservation Portfolio.

34	Short-Term Bond Fund of America

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)		Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements[4]		Ratio of expenses to average net assets after waivers/ reimbursements[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
8/31/2021	$10.19	$.04	$(.05)	$(.01)	$(.05)	$(.10)		$(.15)	$10.03	(.13)%	$5,070		.67%		.67%		.44%
8/31/2020	9.96	.13	.24	.37	(.14)	—	[5]	(.14)	10.19	3.82	4,456		.70		.70		1.26
8/31/2019	9.81	.18	.15	.33	(.18)	—		(.18)	9.96	3.36	3,306		.70		.70		1.81
8/31/2018	9.97	.15	(.16)	(.01)	(.15)	—		(.15)	9.81	(.12)	2,960		.69		.69		1.49
8/31/2017	9.98	.09	— [5]	.09	(.10)	—	[5]	(.10)	9.97	.98	3,102		.64		.64		.93
Class C:
8/31/2021	10.06	(.03)	(.04)	(.07)	(.01)	(.10)		(.11)	9.88	(.77)	80		1.37		1.37		(.25)
8/31/2020	9.84	.05	.25	.30	(.08)	—	[5]	(.08)	10.06	3.05	79		1.39		1.39		.55
8/31/2019	9.69	.11	.15	.26	(.11)	—		(.11)	9.84	2.66	62		1.42		1.42		1.09
8/31/2018	9.86	.07	(.16)	(.09)	(.08)	—		(.08)	9.69	(.96)	55		1.44		1.44		.73
8/31/2017	9.87	.01	.01	.02	(.03)	—	[5]	(.03)	9.86	.22	68		1.45		1.45		.11
Class T:
8/31/2021	10.19	.07	(.05)	.02	(.08)	(.10)		(.18)	10.03	.16 [6]	—	[7]	.37	[6]	.37	[6]	.74	[6]
8/31/2020	9.96	.16	.24	.40	(.17)	—	[5]	(.17)	10.19	4.13 [6]	—	[7]	.39	[6]	.39	[6]	1.60	[6]
8/31/2019	9.81	.21	.15	.36	(.21)	—		(.21)	9.96	3.65 [6]	—	[7]	.41	[6]	.41	[6]	2.10	[6]
8/31/2018	9.98	.17	(.17)	— [5]	(.17)	—		(.17)	9.81	.04 [6]	—	[7]	.43	[6]	.43	[6]	1.74	[6]
8/31/2017[8,9]	9.95	.05	.04	.09	(.06)	—		(.06)	9.98	.87 [6,10]	—	[7]	.18	[6,10]	.18	[6,10]	.48	[6,10]
Class F-1:
8/31/2021	10.19	.04	(.05)	(.01)	(.05)	(.10)		(.15)	10.03	(.13)	120		.67		.67		.44
8/31/2020	9.96	.13	.24	.37	(.14)	—	[5]	(.14)	10.19	3.82	131		.69		.69		1.26
8/31/2019	9.81	.18	.14	.32	(.17)	—		(.17)	9.96	3.33	93		.73		.73		1.78
8/31/2018	9.97	.14	(.16)	(.02)	(.14)	—		(.14)	9.81	(.16)	89		.73		.73		1.41
8/31/2017	9.98	.08	.01	.09	(.10)	—	[5]	(.10)	9.97	.89	136		.73		.73		.83
Class F-2:
8/31/2021	10.19	.07	(.05)	.02	(.08)	(.10)		(.18)	10.03	.14	1,079		.41		.41		.71
8/31/2020	9.96	.15	.25	.40	(.17)	—	[5]	(.17)	10.19	4.11	845		.41		.41		1.49
8/31/2019	9.81	.20	.15	.35	(.20)	—		(.20)	9.96	3.62	449		.44		.44		2.07
8/31/2018	9.97	.17	(.16)	.01	(.17)	—		(.17)	9.81	.12	301		.45		.45		1.73
8/31/2017	9.98	.11	— [5]	.11	(.12)	—	[5]	(.12)	9.97	1.16	305		.47		.47		1.09
Class F-3:
8/31/2021	10.19	.08	(.05)	.03	(.09)	(.10)		(.19)	10.03	.24	783		.31		.30		.81
8/31/2020	9.96	.16	.25	.41	(.18)	—	[5]	(.18)	10.19	4.21	538		.34		.32		1.62
8/31/2019	9.81	.21	.15	.36	(.21)	—		(.21)	9.96	3.72	314		.36		.35		2.16
8/31/2018	9.98	.18	(.17)	.01	(.18)	—		(.18)	9.81	.10	269		.37		.37		1.82
8/31/2017[8,11]	9.94	.08	.05	.13	(.09)	—		(.09)	9.98	1.30 [10]	211		.35	[12]	.35	[12]	1.33	[12]
Class 529-A:
8/31/2021	10.19	.05	(.06)	(.01)	(.05)	(.10)		(.15)	10.03	(.12)	560		.66		.66		.45
8/31/2020	9.96	.13	.24	.37	(.14)	—	[5]	(.14)	10.19	3.82	556		.69		.69		1.27
8/31/2019	9.81	.18	.14	.32	(.17)	—		(.17)	9.96	3.33	443		.73		.73		1.78
8/31/2018	9.97	.15	(.17)	(.02)	(.14)	—		(.14)	9.81	(.15)	377		.72		.72		1.48
8/31/2017	9.98	.09	— [5]	.09	(.10)	—	[5]	(.10)	9.97	.95	321		.67		.67		.90

See end of table for footnotes.

Short-Term Bond Fund of America	35

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)		Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements[4]		Ratio of expenses to average net assets after waivers/ reimbursements[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
8/31/2021	$10.03	$(.03)	$(.05)	$(.08)	$(.01)	$(.10)		$(.11)	$9.84	(.86)%		$14		1.40%		1.40%		(.28)%
8/31/2020	9.81	.06	.23	.29	(.07)	—	[5]	(.07)	10.03	3.03		16		1.44		1.44		.59
8/31/2019	9.66	.10	.15	.25	(.10)	—		(.10)	9.81	2.64		37		1.46		1.46		1.05
8/31/2018	9.83	.06	(.16)	(.10)	(.07)	—		(.07)	9.66	(1.00)		37		1.47		1.47		.65
8/31/2017	9.84	.01	.01	.02	(.03)	—	[5]	(.03)	9.83	.20		65		1.49		1.49		.08
Class 529-E:
8/31/2021	10.18	.02	(.05)	(.03)	(.03)	(.10)		(.13)	10.02	(.34)		21		.89		.89		.23
8/31/2020	9.95	.11	.24	.35	(.12)	—	[5]	(.12)	10.18	3.61		20		.91		.91		1.08
8/31/2019	9.80	.15	.15	.30	(.15)	—		(.15)	9.95	3.11		19		.94		.94		1.57
8/31/2018	9.96	.12	(.16)	(.04)	(.12)	—		(.12)	9.80	(.39)		17		.96		.96		1.23
8/31/2017	9.97	.06	— [5]	.06	(.07)	—	[5]	(.07)	9.96	.66		17		.97		.97		.60
Class 529-T:
8/31/2021	10.19	.07	(.06)	.01	(.07)	(.10)		(.17)	10.03	.11	[6]	—	[7]	.44	[6]	.44	[6]	.67	[6]
8/31/2020	9.96	.15	.25	.40	(.17)	—	[5]	(.17)	10.19	4.06	[6]	—	[7]	.47	[6]	.47	[6]	1.52	[6]
8/31/2019	9.81	.20	.15	.35	(.20)	—		(.20)	9.96	3.57	[6]	—	[7]	.50	[6]	.50	[6]	2.01	[6]
8/31/2018	9.98	.16	(.16)	— [5]	(.17)	—		(.17)	9.81	(.02)[6]		—	[7]	.50	[6]	.50	[6]	1.67	[6]
8/31/2017[8,9]	9.95	.05	.04	.09	(.06)	—		(.06)	9.98	.86	[6,10]	—	[7]	.20	[6,10]	.20	[6,10]	.47	[6,10]
Class 529-F-1:
8/31/2021	10.19	.10	(.09)	.01	(.07)	(.10)		(.17)	10.03	.07	[6]	—	[7]	.42	[6]	.42	[6]	.96	[6]
8/31/2020	9.96	.15	.25	.40	(.17)	—	[5]	(.17)	10.19	4.07		122		.46		.46		1.51
8/31/2019	9.81	.20	.15	.35	(.20)	—		(.20)	9.96	3.58		102		.49		.49		2.03
8/31/2018	9.97	.17	(.16)	.01	(.17)	—		(.17)	9.81	.07		83		.49		.49		1.71
8/31/2017	9.98	.11	— [5]	.11	(.12)	—	[5]	(.12)	9.97	1.12		65		.50		.50		1.07
Class 529-F-2:
8/31/2021[8,13]	10.17	.05	(.03)	.02	(.06)	(.10)		(.16)	10.03	.14	[10]	139		.43	[12]	.43	[12]	.64	[12]
Class 529-F-3:
8/31/2021[8,13]	10.17	.06	(.04)	.02	(.06)	(.10)		(.16)	10.03	.18	[10]	—	[7]	.44	[12]	.37	[12]	.68	[12]
Class R-1:
8/31/2021	10.05	(.03)	(.04)	(.07)	(.01)	(.10)		(.11)	9.87	(.77)		3		1.38		1.38		(.26)
8/31/2020	9.83	.05	.24	.29	(.07)	—	[5]	(.07)	10.05	3.02		3		1.42		1.42		.53
8/31/2019	9.69	.10	.14	.24	(.10)	—		(.10)	9.83	2.54		2		1.45		1.45		1.03
8/31/2018	9.85	.07	(.16)	(.09)	(.07)	—		(.07)	9.69	(.88)		4		1.45		1.45		.71
8/31/2017	9.86	.01	.01	.02	(.03)	—	[5]	(.03)	9.85	.21		4		1.47		1.47		.09

See end of table for footnotes.

36	Short-Term Bond Fund of America

Financial highlights (continued)

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)		Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements[4]	Ratio of expenses to average net assets after waivers/ reimbursements[3,4]	Ratio of net income (loss) to average net assets[3]
Class R-2:
8/31/2021	$10.05	$(.03)		$(.05)	$(.08)	$(.01)	$(.10)		$(.11)	$9.86	(.87)%	$48		1.39%	1.39%	(.27)%
8/31/2020	9.82	.06		.24	.30	(.07)	—	[5]	(.07)	10.05	3.14	51		1.41	1.41	.56
8/31/2019	9.68	.10		.15	.25	(.11)	—		(.11)	9.82	2.55	45		1.43	1.43	1.07
8/31/2018	9.84	.07		(.16)	(.09)	(.07)	—		(.07)	9.68	(.87)	45		1.44	1.44	.74
8/31/2017	9.86	.01		— [5]	.01	(.03)	—	[5]	(.03)	9.84	.12	45		1.50	1.50	.07
Class R-2E:
8/31/2021	10.18	—	[5]	(.05)	(.05)	(.01)	(.10)		(.11)	10.02	(.50)	1		1.12	1.12	(.01)
8/31/2020	9.95	.08		.25	.33	(.10)	—	[5]	(.10)	10.18	3.35	1		1.17	1.16	.79
8/31/2019	9.80	.13		.15	.28	(.13)	—		(.13)	9.95	2.87	1		1.18	1.18	1.36
8/31/2018	9.97	.10		(.17)	(.07)	(.10)	—		(.10)	9.80	(.72)	1		1.21	1.19	.98
8/31/2017	9.97	.04		.01	.05	(.05)	—	[5]	(.05)	9.97	.55	1		1.19	1.19	.43
Class R-3:
8/31/2021	10.18	.02		(.06)	(.04)	(.02)	(.10)		(.12)	10.02	(.39)	63		.95	.95	.17
8/31/2020	9.94	.10		.26	.36	(.12)	—	[5]	(.12)	10.18	3.65	64		.97	.97	1.01
8/31/2019	9.80	.15		.14	.29	(.15)	—		(.15)	9.94	2.96	56		.99	.99	1.52
8/31/2018	9.96	.12		(.16)	(.04)	(.12)	—		(.12)	9.80	(.43)	51		1.00	1.00	1.17
8/31/2017	9.97	.06		— [5]	.06	(.07)	—	[5]	(.07)	9.96	.61	55		1.01	1.01	.56
Class R-4:
8/31/2021	10.19	.05		(.06)	(.01)	(.05)	(.10)		(.15)	10.03	(.10)	38		.64	.64	.48
8/31/2020	9.96	.13		.25	.38	(.15)	—	[5]	(.15)	10.19	3.86	44		.66	.66	1.32
8/31/2019	9.81	.18		.15	.33	(.18)	—		(.18)	9.96	3.37	37		.69	.69	1.83
8/31/2018	9.97	.15		(.16)	(.01)	(.15)	—		(.15)	9.81	(.12)	34		.69	.69	1.48
8/31/2017	9.98	.09		— [5]	.09	(.10)	—	[5]	(.10)	9.97	.93	37		.70	.70	.89
Class R-5E:
8/31/2021	10.19	.07		(.06)	.01	(.07)	(.10)		(.17)	10.03	.09	4		.45	.45	.66
8/31/2020	9.96	.15		.25	.40	(.17)	—	[5]	(.17)	10.19	4.05	3		.48	.48	1.49
8/31/2019	9.81	.20		.15	.35	(.20)	—		(.20)	9.96	3.57	2		.49	.49	2.03
8/31/2018	9.98	.19		(.19)	— [5]	(.17)	—		(.17)	9.81	.05	1		.46	.46	1.92
8/31/2017	9.98	.11		.01	.12	(.12)	—	[5]	(.12)	9.98	1.27	—	[7]	.65	.47	1.09
Class R-5:
8/31/2021	10.19	.08		(.06)	.02	(.08)	(.10)		(.18)	10.03	.19	17		.35	.35	.76
8/31/2020	9.96	.16		.25	.41	(.18)	—	[5]	(.18)	10.19	4.16	13		.37	.37	1.60
8/31/2019	9.81	.21		.15	.36	(.21)	—		(.21)	9.96	3.67	11		.40	.40	2.11
8/31/2018	9.98	.17		(.16)	.01	(.18)	—		(.18)	9.81	.06	10		.40	.40	1.75
8/31/2017	9.98	.12		.01	.13	(.13)	—	[5]	(.13)	9.98	1.32	11		.41	.41	1.17
Class R-6:
8/31/2021	10.19	.08		(.05)	.03	(.09)	(.10)		(.19)	10.03	.24	3,618		.30	.30	.81
8/31/2020	9.96	.16		.25	.41	(.18)	—	[5]	(.18)	10.19	4.22	2,956		.32	.32	1.64
8/31/2019	9.81	.21		.15	.36	(.21)	—		(.21)	9.96	3.73	2,054		.34	.34	2.18
8/31/2018	9.97	.18		(.16)	.02	(.18)	—		(.18)	9.81	.23	1,740		.34	.34	1.86
8/31/2017	9.98	.12		— [5]	.12	(.13)	—	[5]	(.13)	9.97	1.28	1,384		.35	.35	1.23

See end of table for footnotes.

Short-Term Bond Fund of America	37

Financial highlights (continued)

	Year ended August 31,
Portfolio turnover rate for all share classes[14,15]	2021	2020	2019	2018	2017
Excluding mortgage dollar roll transactions	69%	107%	134%	129%	134%
Including mortgage dollar roll transactions	147%	116%	153%	148%	137%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from AFS and/or CRMC. During some of the years shown, AFS waived a portion of transfer agent services fees for Class F-3 shares. In addition, during some of the periods shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	Amount less than $.01.
[6]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[7]	Amount less than $1 million.
[8]	Based on operations for a period that is less than a full year.
[9]	Class T and 529-T shares began investment operations on April 7, 2017.
[10]	Not annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Annualized.
[13]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[14]	Refer to Note 5 for more information on mortgage dollar rolls.
[15]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

38	Short-Term Bond Fund of America

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Short-Term Bond Fund of America

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Short-Term Bond Fund of America (the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

October 13, 2021

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

Short-Term Bond Fund of America	39

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2021, through August 31, 2021).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

40	Short-Term Bond Fund of America

Expense example (continued)

	Beginning account value 3/1/2021	Ending account value 8/31/2021	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$998.33	$3.37	.67%
Class A – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class C – actual return	1,000.00	995.26	6.89	1.37
Class C – assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class T – actual return	1,000.00	999.84	1.87	.37
Class T – assumed 5% return	1,000.00	1,023.34	1.89	.37
Class F-1 – actual return	1,000.00	998.31	3.37	.67
Class F-1 – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class F-2 – actual return	1,000.00	999.67	2.07	.41
Class F-2 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class F-3 – actual return	1,000.00	1,000.20	1.51	.30
Class F-3 – assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 529-A – actual return	1,000.00	998.38	3.32	.66
Class 529-A – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 529-C – actual return	1,000.00	994.33	6.99	1.39
Class 529-C – assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class 529-E – actual return	1,000.00	997.29	4.48	.89
Class 529-E – assumed 5% return	1,000.00	1,020.72	4.53	.89
Class 529-T – actual return	1,000.00	999.54	2.22	.44
Class 529-T – assumed 5% return	1,000.00	1,022.99	2.24	.44
Class 529-F-1 – actual return	1,000.00	999.26	2.47	.49
Class 529-F-1 – assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 529-F-2 – actual return	1,000.00	999.57	2.12	.42
Class 529-F-2 – assumed 5% return	1,000.00	1,023.09	2.14	.42
Class 529-F-3 – actual return	1,000.00	999.80	1.87	.37
Class 529-F-3 – assumed 5% return	1,000.00	1,023.34	1.89	.37
Class R-1 – actual return	1,000.00	995.36	6.89	1.37
Class R-1 – assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class R-2 – actual return	1,000.00	994.34	6.89	1.37
Class R-2 – assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class R-2E – actual return	1,000.00	996.58	5.59	1.11
Class R-2E – assumed 5% return	1,000.00	1,019.61	5.65	1.11
Class R-3 – actual return	1,000.00	997.08	4.73	.94
Class R-3 – assumed 5% return	1,000.00	1,020.47	4.79	.94
Class R-4 – actual return	1,000.00	998.54	3.17	.63
Class R-4 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class R-5E – actual return	1,000.00	999.46	2.27	.45
Class R-5E – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class R-5 – actual return	1,000.00	999.95	1.76	.35
Class R-5 – assumed 5% return	1,000.00	1,023.44	1.79	.35
Class R-6 – actual return	1,000.00	1,000.20	1.51	.30
Class R-6 – assumed 5% return	1,000.00	1,023.69	1.53	.30

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Short-Term Bond Fund of America	41

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2021:

Long-term capital gains	$13,890,000
Section 163(j) interest dividends	$77,786,000
U.S. government income that may be exempt from state taxation	$30,888,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2022, to determine the calendar year amounts to be included on their 2021 tax returns. Shareholders should consult their tax advisors.

42	Short-Term Bond Fund of America

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through April 30, 2022. The agreement was amended to add an additional advisory fee breakpoint for when the fund’s net assets exceed $10.5 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interaction with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through September 30, 2020. They generally placed greater emphasis on investment results over longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses were generally competitive with those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

Short-Term Bond Fund of America	43

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of the fund, and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

44	Short-Term Bond Fund of America

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Short-Term Bond Fund of America	45

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	86	None
James G. Ellis, 1947	2006	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	99	Advanced Merger Partners; J. G. Boswell (agricultural production); Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	87	None
Mary Davis Holt, 1950	2015–2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	87	None
R. Clark Hooper, 1946	2006	Private investor	90	None
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	93	Mastercard Incorporated; Trimble Inc.
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2009	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	91	None
Alexandra Trower, 1964	2019	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.; Romeo Power, Inc. (manufacturer of batteries for electric vehicles)

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin, 1970 Trustee	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Vice Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	86	None
Karl J. Zeile, 1966 Trustee	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company	21	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

46	Short-Term Bond Fund of America

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
John R. Queen, 1965 President	2011	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Senior Vice President — Private Client Services Division, Capital Bank and Trust Company [6]
Kristine M. Nishiyama, 1970 Principal Executive Officer	2006	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company [6]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Vincent J. Gonzales, 1984 Vice President	2018	Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Becky L. Park, 1979 Assistant Treasurer	2021	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

Short-Term Bond Fund of America	47

Office of the fund

333 South Hope Street

Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

48	Short-Term Bond Fund of America

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

Short-Term Bond Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of Short-Term Bond Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2021, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 98% of 20-year periods.2 Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Investment industry experience as of December 31, 2020.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2020. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2020. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 66% of the time, based on the 20-year period ended December 31, 2020, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

STBF

Registrant:

a) Audit Fees:
Audit	2020	35,000
	2021	103,000

b) Audit-Related Fees:
	2020	None
	2021	None

c) Tax Fees:
	2020	15,000
	2021	7,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2020	None
	2021	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2020	None
	2021	None
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2020	15,000
	2021	None

	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2020	8,000
	2021	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were, $38,000 for fiscal year 2020 and $9,000 for fiscal year 2021. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SHORT-TERM BOND FUND OF AMERICA

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Principal Executive Officer

Date: October 29, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Principal Executive Officer

Date: October 29, 2021

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: October 29, 2021